Exhibit 10.5

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXECUTION COPY

LICENSE AND COMMERCIALISATION AGREEMENT

BETWEEN

BIOTIE THERAPIES CORP.

Tykistökatu 6

20520 Turku

Finland

(Hereinafter referred to as “BioTie”)

- and -

H. LUNDBECK A/S

Ottiliavej 9

DK 2500 Valby

Denmark

(Hereinafter referred to as “Lundbeck”)

Whereas:	BioTie has researched in and developed Nalmefene for dependence disorders, such as alcohol dependence and impulse control disorders, for which BioTie has obtained certain patents, know-how and conducted or sponsored certain studies.

Whereas:	Lundbeck desires to obtain a license from BioTie to further develop and to commercialise Nalmefene in the Territory (as defined below).

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

NOW THEREFORE, the Parties hereby agree as follows:

1.	DEFINITIONS

1.1	In this Agreement the following definitions shall apply unless the context requires otherwise:-

1.1.1	“Affiliate” - any company, partnership or other business entity which controls, is controlled by or is under common control with either Party. For the purposes of this definition only, “control” refers to any of the following: (a) the possession, directly or indirectly, of the power to direct the management or policies of an entity, whether through ownership of voting securities, by contract or otherwise; (b) ownership of fifty percent (50%) or more of the voting securities entitled to vote for the election of directors in the case of a corporation, or of fifty percent (50%) or more of the equity interest in the case of any other type of legal entity; (c) status as a general partner in any partnership, or any other arrangement whereby a Party controls or has the right to control the Board of Directors or equivalent governing body of a corporation or other entity.

1.1.2	“Agreement” - this document including any and all schedules, appendices and other addenda to it as may be added and/or amended from time to time in accordance with the provisions of this document.

1.1.3	“BioTie In-Licensed Know How” - the Know How licensed to BioTie by IVAX Corporation under the agreement summarised in Schedule 1.1.3.

1.1.4	“BioTie IP” - BioTie Know How and BioTie Patent Rights.

1.1.5	“BioTie Know How” - the Know How owned by BioTie or its Affiliates at the Effective Date or during the Term of this Agreement which specifically relates to the Compound or the Products, or which is necessary for Lundbeck to conduct the Development or to Commercialise Product.

1.1.6	“BioTie Patent Rights” - (i) the Patent Rights owned by BioTie or its Affiliates at the Effective Date Covering the Compound and the use thereof which include the Patent Rights set out in Schedule 1.1.6, any (ii) any other Patent Rights which become owned by BioTie or its Affiliates during the term of this Agreement which Cover the composition, process of manufacture, use, or method of treatment of or otherwise related to the Compound or Product.

1.1.7	“Business Day” - 9.00am to 4.00pm local time on a day other than a Saturday, Sunday or bank or other public holiday in Finland or Denmark.

1.1.8

“Change of Control” - means a transaction or a series of related transactions in which either (a) one or more affiliate parties that previously did not own at least a fifty percent (50%) interest in BioTie obtains at least a fifty percent (50%) interest in BioTie or (b) a Third Party acquires all or substantially all of BioTie’s assets; provided that a Change of Control would not include a typical financing round, even if a

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Party’s current investors’ interests are diluted to the extent that such investors have less than a fifty percent (50%) interest after the close of that round of financing.

1.1.9	“Clinical Study” - any Clinical Trial and/or other study on a Product under this Agreement including, without limitation, any study carried out in order to obtain a Marketing Authorisation anywhere in the Territory, any study carried out in order to obtain a label extension or other new Marketing Authorisation for a Product anywhere in the Territory and any study carried out with the intention that the results will be used for marketing purposes.

1.1.10	“Clinical Trial” - any of a Phase I Clinical Trial, Phase II Clinical Trial, Phase IIb Clinical Trial, Phase III Clinical Trial or Phase IV Clinical Trial.

1.1.11	“Commercialisation”, “Commercialising”, or “Commercialise” - all activities relating to:

the import, export, advertising, promotion and other marketing, pricing and reimbursement, Detailing, distribution, storage, handling, offering for sale and selling, customer service and support, post Marketing Authorisation Clinical Studies and regulatory activities including adverse event reporting of a Product.

1.1.12	“Commercialisation Plan” - the plan for the Commercialisation of Product in the Territory to be generated by Lundbeck under the provisions of Section 8.2, which shall include the Marketing Plan and Budget.

1.1.13	“Commercially Reasonable Efforts” - in respect of Lundbeck means reasonable, good faith efforts and resources as commonly used by a similar size pharmaceutical company to Develop and Commercialise a product owned by such a company or to which it has rights, which product is at a similar stage in its development or product life and is of similar market potential to the Product in question taking into account efficacy, safety, approved and/or anticipated labelling, the competitiveness of alternative products sold by Third Parties in the marketplace, the patent and other proprietary position of the product, the likelihood of regulatory approval given the regulatory structure involved, and the profitability of the product including the royalties payable to licensors of patent or other intellectual property rights. Commercially Reasonable Efforts shall be determined on a country-by-country and Indication-by-Indication basis for a particular Product, and it is anticipated that the level of effort will change over time, reflecting changes in the status of the Product and the country(s) involved.

1.1.14	“Competent Authority” - any national or local agency, authority, department, inspectorate, minister, ministry official, parliament or public or statutory person (whether autonomous or not) of any government of any country having jurisdiction over either any of the activities contemplated by this Agreement or over the Parties.

1.1.15	“Compound” - the compound known as Nalmefene Hydrocloride (INN), the molecular formula of which is set out in Schedule 1.1.15 and

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including all chelates, complex conformers, crystal modifications, esters enantiomers, free acid, free base, isomers, isotopic or radio-labelled equivalent, metabolites (whether active or inactive), prodrugs other salts, solvates and stereoisomers thereof.

1.1.16	“Confidential Information” - the following, subject to the exceptions set forth in Section 11.1: (i) the terms and conditions of this Agreement, for which each Party will be considered a Disclosing Party; (ii) Know How owned or Controlled by either Party (including non-public clinical trial data) for which the Party disclosing such Know-How will be considered the Disclosing Party; (iii) any information provided by Lundbeck to BioTie under Section 8.3 or 4.10, for which Lundbeck will be considered the Disclosing Party, and (iv) any other non-public information, whether or not patentable, disclosed or provided by one Party to the other Party in connection with this Agreement, including, without limitation, information regarding such Party’s objectives, research, technology, products, business information including any non-public data relating to Commercialisation of any Product and other information of the type that is customarily considered to be confidential information by parties engaged in activities that are substantially similar to the activities being engaged in by the parties under this Agreement, for which the party making such disclosure will be considered the Disclosing Party.

1.1.17	“Control” - with respect to any Know How or Patent Rights, possession of the right, whether directly or indirectly, and whether by ownership, license or otherwise, to assign, or grant a license, sub-license or other right to or under such Know How or Patent as provided for herein without violating the terms of any agreement or other arrangement with any Third Party.

1.1.18	“Cover” - (including the variations such as “Covered”, “Coverage” or “Covering”) the making, using or Commercialisation of a given Product in a Commercialised form would infringe a Valid Claim of a Patent Right in the absence of a licence under such Patent Right. The determination of whether a Product is so covered by a particular Patent Right shall be made on a country-by-country basis.

1.1.19	“Details” or “Detailing” - face to face contact between a field sales force representative and a medical professional with prescribing authority for the purpose of discussing scientific or medical information about a pharmaceutical product(s).

1.1.20	“Development” or “Develop” - all development and regulatory activities regarding Product in the Territory (or outside, as permitted under Section 2). “Development” shall include, without limitation, all preclinical testing, test method development and stability testing, toxicology, formulation, process development, manufacturing scale-up, qualification and validation, quality assurance/quality control, Clinical Trials, manufacturing clinical supplies, regulatory affairs, statistical analysis and report writing. When used as a verb, “Develop” shall mean to engage in Development.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

1.1.21	“Disclosing Party” - as defined in Section 11.1.

1.1.22	“Documents” - analyses, books, CD-ROMs, charts, comments, computations, designs, discs, diskettes, files, graphs, ledgers, notebooks, paper, photographs, plans, records, recordings, reports, research notes, tapes and any other graphic or written data or other media on which Know How is permanently stored and other computer information storage means, and advertising and promotional materials of any nature whatsoever including preparatory materials for the same.

1.1.23	“Dossier” shall mean the Marketing Authorisation Application material submitted to the UK MHRA on November 15. 2006 by Britannia Pharmaceuticals Ltd on behalf of BioTie and as submitted for Lundbeck’s evaluation on or around November 17, 2006.

1.1.24	“Effective Date” - the date of this Agreement.

1.1.25	“EMEA” - shall mean the European Medicines Agency

1.1.26	“European Union” - that group of countries which form the European Union, as constituted from time to time.

1.1.27	“Force Majeure” - in relation to either Party, any event or circumstance which is beyond the reasonable control of that Party which event or circumstance that Party could not reasonably be expected to have taken into account at the date of this Agreement and which results in or causes the failure of that Party to perform any or all of its obligations under this Agreement, including acts of God, lightning, fire, storm, flood, earthquake, accumulation of snow or ice, lack of water arising from weather or environmental problems, strike, lockout or other industrial or student disturbance, act of the public enemy, war declared or undeclared, threat of war, terrorist act, blockade, revolution, riot, insurrection, civil commotion, public demonstration, sabotage, act of vandalism, prevention from or hindrance in obtaining in any way materials, energy or other supplies, explosion, fault or failure of plant or machinery (which could not have been prevented by good industry practice), or Legal Requirement governing either Party, provided that lack of funds shall not be interpreted as a cause beyond the reasonable control of that Party.

1.1.28	“Good Clinical Practice” or “GCP” - clinical practice as set out in:

(a)	Directive 2001/20/EC and Directive 2001/83/EC as well as ICH-GCP and any other guidelines for good clinical practice for trials on medicinal products in the European Community as amended and applicable from time to time; and

(b)	US Code of Federal Regulations Title 21, Parts 50 (Protection of Human Subjects), 56 (Institutional Review Boards) and 312 (Investigational New Drug Applications), as may be amended from time to time; and

(c)	the Declaration of Helsinki as last amended at the 52nd World Medical Association in October 2000 and any further amendments thereto; and

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(d)	the equivalent Legal Requirement in any Major Market.

1.1.29	“Good Laboratory Practice” or “GLP” - laboratory practice as set out in:

(a)	Directive 2004/9/EC and Directive 2004/10/EC, as may be amended or replaced from time to time as well as any “Rules Governing Medicinal Products in the European Community Vol III, ISBN 92.825 9619-2 (ex OECD principles of GLP) as amended and applicable from time to time; and

(b)	US Code of Federal Regulations, Title 21, Part 58 (Good Laboratory Practice for Nonclinical Laboratory Studies) as amended and applicable from time to time; and

(c)	the equivalent Legal Requirement in any Major Market.

1.1.30	“Good Manufacturing Practice” or “GMP” - manufacture in accordance with:

(a)	Current EU-GMP guidance Eudralex

The rules governing medicinal products in the European Union, volume 4 EU Guidelines to Good Manufacturing Practice medicinal Products for human and veterinary use including all annexes.

(b)	the equivalent Legal Requirement in any country to which supply of the Product is intended.

1.1.31	“ICH-GCP” - means the ICH Harmonised Tripartite Guideline for Good Clinical Practice (CPMP/ICH/135/95).

1.1.32	“Insolvency Event” - in relation to either Party, means any one of the following:

(a)	a notice shall have been issued to convene a meeting for the purpose of passing a resolution to wind up that Party, or such a resolution shall have been passed other than a resolution for the solvent reconstruction or reorganisation of that Party; or

(b)	a resolution shall have been passed by that Party’s directors to seek a winding up or a petition for a winding up shall have been presented against that Party which, in the case of a petition presented against a Party, shall not have been appealed within seven (7) days of having been lodged or such an order shall have been made and shall not have been dismissed within thirty (30) days thereafter; or

(c)	a receiver, administrative receiver, receiver and manager, interim receiver, custodian, sequestrator or similar officer is appointed in respect of that Party or an encumbrancer takes steps to enforce or enforces its security against such Party which shall not have been dismissed by a court of competent jurisdiction within thirty (30) days thereafter; or
(d)	(i) a resolution shall have been passed by that Party or that Party’s directors to make an application for an administration

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

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order or to appoint an administrator, or (ii) an application for an administration order shall have been made to the court or a notice of appointment of an administrator shall have been filed at the court in respect of that Party, which in the case of such an application made to the court or notice filed with the court, shall not have been appealed within seven (7) days of having been made or filed or such an order or appointment shall have been dismissed within thirty (30) days thereafter; or

(e)	any other step or event shall have been taken or arisen in the jurisdiction in which a Party shall be incorporated or trade, in respect of such Party, which is similar or analogous to any of the steps or events listed at (a) to (d) above (including under the relevant laws of Denmark or Finland, as applicable) which, in the case of a filing made against a party, shall not have been appealed within 7 days of having been lodged or such an order shall have been made and dismissed within thirty (30) days thereafter; or

(f)	that Party proposes or makes any general assignment, composition or arrangement with or for the benefit of all or some of that Party’s creditors or makes or suspends or threatens to suspend making payments to all or some of that Party’s creditors or the Party submits to any similar type of voluntary arrangement with its creditors.

1.1.33	“International Financial Reporting Standards” or “IFRS” - the International Financial Reporting Standards established by the International Accounting Standards Board, as amended from to time.

1.1.34	“Know How” - technical and other information which is not in the public domain, including information comprising or relating to concepts, discoveries, data, designs, formulae, ideas, inventions, methods, models, assays, reagents, research plans, procedures, designs for experiments and tests and results of experimentation and testing (including results of research or development), processes (including manufacturing processes, specifications and techniques), laboratory records, chemical, pharmacological, toxicological, clinical, analytical and quality control data, clinical and non-clinical trial data, case report forms, data analyses, reports, manufacturing data or summaries and information contained in submissions to and information from ethical committees and regulatory authorities, Know How includes Documents containing Know How, including but not limited to any rights including trade secrets, copyright, database or design rights protecting such Know How. The fact that an item is known to the public shall not be taken to preclude the possibility that a compilation including the item, and/or a development relating to the item, is not known to the public.

1.1.35	“Launch” - the first invoiced commercial sale by Lundbeck, its Affiliates, Sub-licensees or distributors in the Territory of Product for a particular indication after grant of required Marketing Authorisation by the appropriate Regulatory Authority.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

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HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

1.1.36	“Legal Requirement” - any present or future law, regulation, directive, instruction, direction or rule of any Competent Authority or Regulatory Authority including any amendment, extension or replacement thereof which is from time to time in force.

1.1.37	“Licensed IP” - BioTie IP and BioTie In-licensed Know How.

1.1.38	“Losses” - any and all liabilities, damages, losses and expenses, (including reasonable lawyers’ fees and disbursements). In calculating “Losses”, the duty to mitigate on the part of the Party suffering the Losses shall be taken into account.

1.1.39	“Lundbeck IP” or “Lundbeck Intellectual Property” - Lundbeck Know How and Lundbeck Patent Rights

1.1.40	“Lundbeck Know How” - all Know How Controlled by Lundbeck, its Affiliates or Sub-licensees that is generated or used by Lundbeck, its Affiliates and Sub-licensees in relation to the Development, or Commercialisation of Products.

1.1.41	“Lundbeck Patent Rights” - any Patent Rights which are Controlled by Lundbeck, its Affiliates or Sub-licensees during the Term Covering Lundbeck Know How or otherwise relating to or used or generated in connection with the Development or Commercialisation of Products.

1.1.42	“MAA” - a new drug license application filed with a Regulatory Authority to obtain Marketing Authorisation for a pharmaceutical Product in a country or group of countries in the Territory.

1.1.43	“Major Markets” - Germany, France, Spain, Italy, and Japan. The Parties agree that if the United Kingdom is subsequently added to the rights and licences granted under this Agreement, then the United Kingdom shall be included under the Major Markets.

1.1.44	“Marketing Authorisation” - any approval required from a Regulatory Authority to market and sell a Product in any country.

1.1.45	“Marketing Plan and Budget” - a plan to be submitted as part of a Commercialisation Plan which is to be updated annually and which contains the information set out in Schedule 1.1.45.

1.1.46	“Net Sales” - the gross amount received by Lundbeck, its Affiliates and Sub-licensees for the sale or other disposition of Product to independent Third Parties less VAT and sales tax and less the following amounts: (i) discounts, including cash discounts, discounts to managed care or similar organizations or government organizations, rebates paid, credited, accrued or actually taken, including government rebates such as Medicaid charge backs or rebates, and retroactive price reductions or allowances actually allowed or granted from the billed amount, and commercially reasonable and customary fees paid to distributors (other than a distributor that is an Affiliate of Lundbeck); and (ii) credits or allowances actually granted upon claims, rejections or returns of such sales of Products, including recalls, regardless of the Party requesting the claim, rejection, or return.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

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[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

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HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

The transfer of Product by Lundbeck or one of its Affiliates to another Affiliate shall not be considered a sale. In such cases Net Sales shall be determined based on the invoiced sale price by the Affiliate to the first third party trade purchaser, less the deductions allowed under this Section.

Upon the sale or other disposal of Product other than in a transaction generating revenues from or based on a sales price for the Product which sales price is either customary or would be reasonably expected in the country of sale, such sale, disposal or use shall be deemed to constitute a sale with the consideration for the sale being the consideration for the relevant transaction and constituting Net Sales hereunder or if the consideration is not a monetary amount a sale shall be deemed to have occurred for a price assessed on the value of whatever consideration has been provided in exchange for the supply. Disposal of Product for or use of Product in, Clinical Studies, or as free samples to be in quantities common in the industry for this sort of Product shall not give rise to any deemed sale under this Section.

Such amounts shall be determined from the books and records of Lundbeck maintained in accordance with IFRS, consistently applied.

1.1.47	“Original Indication” - the first indication for which the Parties have agreed Product will be Developed, namely alcohol dependence.

1.1.48	“Party or Parties” - BioTie and/or Lundbeck.

1.1.49	“Patent Rights” - patent applications and patents, utility certificates, improvement patents and models and certificates of addition and all foreign counterparts of them in all countries, including any divisional applications and patents, refilings, renewals, re-examinations, continuations, continuations-in-part, patents of addition, extensions, (including patent term extensions,) reissues, substitutions, confirmations, registrations, revalidations, pipeline and administrative protections and additions, and any equivalents of the foregoing in any and all countries of or to any of them, as well as any supplementary protection certificates and equivalent protection rights e.g. in relation to paediatric extensions in respect of any of them.

1.1.50	“Phase I Clinical Trial” - a human clinical trial, the principal purpose of which is preliminary determination of safety in healthy individuals or patients.

1.1.51	“Phase II Clinical Trial” - a human clinical trial, for which the primary endpoints include a determination of dose ranges and/or a preliminary determination of efficacy in patients being studied.

1.1.52	“Phase IIb Clinical Trial” - a controlled clinical trial of a Product in human patients to evaluate its safety and efficacy in the proposed therapeutic indication which may be a single dose or regimen and/or multiple doses and or regimens.

1.1.53

“Phase Ill Clinical Trial” - a human clinical trial that is prospectively designed to demonstrate statistically whether a product is safe and effective for use in humans in a manner sufficient to obtain regulatory

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approval to market such product in patients having the disease or condition being studied.

1.1.54	“Phase IV Clinical Trial” - a human clinical trial conducted after Marketing Approval of a product, designed either (i) to extend or expand the label or indications for which that product is approved, or (ii) to obtain additional information regarding a product’s risks, benefits and optimal use of that product.

1.1.55	“Product(s)” - any pharmaceutical product in which the Compound is an active ingredient or which exploits Royalty-Bearing IP.

1.1.56	“Quarter” - each period of three months ending on 31 March, 30 June, 30 September or 31 December and “Quarterly” shall be construed accordingly.

1.1.57	“Receiving Party” - as defined in Section 11.1.

1.1.58	“Regulatory Authority” - any national, supranational, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity including the EMEA, in any country involved in the granting of Marketing Authorisation.

1.1.59	“Relevant Third Party Patent Right” - a Patent Right existing at the Effective Date owned or controlled by a Third Party which Covers the composition of matter of the Compound or the use of the Compound for the Original Indication.

1.1.60	“Royalty Bearing IP” - BioTie IP and BioTie In-licensed Know-How.

1.1.61	“Sub-licensee” - means, with respect to Lundbeck, a Third Party to whom Lundbeck has granted a sublicense of rights to research, develop, make (and have made), use, sell, offer for sale, import and export any Product.

1.1.62	“Term” - has the meaning set out in Section 14.1.

1.1.63	“Territory” - the world, excluding

•	North America (comprised of the United States, Canada, Mexico and their territories and possessions including but not limited to, the Commonwealth of Puerto Rico).

•	UK and Ireland

•	Turkey

•	North- and South Korea.

1.1.64	“Third Party” - a party other than either of the Parties or any of their respective Affiliates.

1.1.65	“Trademarks” - registered trademarks and applications thereof, unregistered trade or service marks, and company names in each case with any and all associated goodwill and all rights or forms of protection of a similar or analogous nature including rights which protect goodwill whether arising or granted under the law of any jurisdiction in the Territory including, but not limited to the Trademarks listed in Annex 1.1.65.

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1.1.66	“Valid Claim” — either:

(a)	a claim of an issued and unexpired patent included within Patent Rights, which has not been held permanently revoked, unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or un-appealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer or otherwise; or

(b)	a claim of a pending patent application included within Patent Rights which claim was filed and is being prosecuted in good faith and has not been abandoned or finally disallowed without the possibility of appeal or refiling of the application, provided that no more than ten (10) years have passed since the earliest priority date for such application.

1.1.67	“Year” — any period of twelve (12) months commencing on 1 January and ending on 31 December.

1.2	In this Agreement:

1.2.1	unless the context otherwise requires all references to a particular Section, paragraph or Schedule shall be a reference to that Section, paragraph or Schedule, in or to this Agreement as it may be amended from time to time pursuant to this Agreement;

1.2.2	the table of contents and headings are inserted for convenience only and shall not affect the interpretation of any provision of this Agreement;

1.2.3	unless the contrary intention appears words importing the masculine gender shall include the feminine and vice versa and words in the singular include the plural and vice versa;

1.2.4	unless the contrary intention appears words denoting persons shall include any individual, partnership, company, corporation, joint venture, trust, association, organisation or other entity, in each case whether or not having separate legal personality;

1.2.5	reference to the words “include” or “including” are to be construed without the limitation to the generality of the preceding words; and

1.2.6	reference to any statute or regulation includes any modification or re-enactment of that statute or regulation.

2.	INTELLECTUAL PROPERTY — LICENCES

2.1

BioTie hereby grants to Lundbeck: (i) an exclusive (even as to BioTie), royalty bearing, sub-licensable licence under the Licensed IP to Develop, have Developed, make, have made, use, have used, Commercialise and have

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Commercialised the Compound and Product for any purpose and for the therapy or prophylaxis of all disorders in the Territory. Further, Lundbeck shall have the right to perform Development activities outside the Territory for the purpose of obtaining Marketing Authorisations or increasing market potential of Product.

2.2	BioTie hereby grants to Lundbeck an exclusive (even as to BioTie), royalty-free, sub-licensable licence to use for the Commercialisation of Products in the Territory the trademark(s) used for products containing Compound by its distributor in the United Kingdom and Ireland. Lundbeck shall be entitled to sublicense the rights granted to it hereunder provided that Lundbeck shall remain responsible for all of its obligations hereunder and if the acts or omissions of any such Sub-licensee cause Lundbeck to be in breach of this Agreement Lundbeck shall be responsible therefore (with all the express consequences provided for under this Agreement and any implied consequences) regardless of any remedy which Lundbeck may have against the Sub-licensee for breach of the sublicense.

3.	DOCUMENTS

3.1	BioTie hereby agrees to provide to Lundbeck, as soon as reasonably practicable following the Effective Date, with a list of all Documents forming part of the BioTie Know How and BioTie In-licensed Know How that are in the control and possession of BioTie or otherwise reasonably available to BioTie at such time. At the request of Lundbeck BioTie shall provide to Lundbeck copies of any of the Documents on such list. Furthermore BioTie shall provide to Lundbeck access to any other BioTie Know How and BioTie In-licensed Know How as reasonably requested by Lundbeck. Further, BioTie shall on a current basis keep Lundbeck informed of — and include under the Licensed IP - any new BioTie Know How and BioTie In-licensed Know How obtained by BioTie including by providing to Lundbeck any Documents forming part of the same.

4.	PRICE AND PAYMENT TERMS

4.1	Execution Fee

No later than ten (10) days following the Effective Date, Lundbeck shall pay to BioTie the sum of two million Euros (€2,000,000).

4.2	Development Milestones

The following milestones shall be paid by Lundbeck to BioTie in relation to Development of Product:

4.2.1	Upon Launch for the Original Indication in each Major Market: two (2) million Euros per Major Market

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HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

4.2.2	[*****].

4.2.3	[*****].

For the avoidance of doubt, the above-mentioned Development milestones for [*****], as applicable.

[*****].

4.3	Sales Milestones for consolidated Net Sales achieved during a Year

4.3.1	[*****]

4.3.2	[*****]

4.3.3	[*****]

4.3.4	[*****]

4.3.5	[*****]

4.4	Each of the above milestone payments shall only be payable by Lundbeck upon the first occurrence of the applicable event whenever it occurs. Upon the occurrence of the applicable event the milestone payment shall be payable even if more than one occurs in a Year.

4.5	Lundbeck shall report the occurrence of each above milestone event to BioTie within forty (40) days of its occurrence and at the same time shall make the above milestone payment to BioTie.

4.6	Royalties

Subject to Section 4.7, Lundbeck will pay to BioTie, royalties on a Product by Product basis for all Products sold as set forth below:

4.6.1	[*****] of that portion of Lundbeck’s or its Affiliates’ or Sub-licensees’ total Net Sales of Product, which, during the Year in question, is less than [*****]; and

4.6.2	[*****] of that portion of Lundbeck’s or its Affiliates’ or Sub-licensees’ total Net Sales of Product, which, during the Year in question, is greater than or equal to [*****];

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4.7	Royalties under Section 4.6 shall be payable on a country by country basis for the longer of:

4.7.1	the period during which there are Valid Claims of Royalty Bearing IP Covering such Product in such country or other statutory data exclusivity rights or marketing exclusivity rights relating to Product in such country of sale for so long as this is the case; or

4.7.2	ten (10) Years from the Effective Date

Notwithstanding Sections 4.6 and 4.7, in respect of any country in the Territory where a particular Product is not Covered by a Valid Claim of Royalty Bearing IP or there are no statutory data exclusivity or marketing exclusivity rights that can be enforced to prevent the entry of Generic Products on to the market, in the event that one or more independent Third Parties commence the commercialisation of Generic Products in such country and if such Generic Products attain on a calendar year basis a total market share of ten percent (10%) or more of Product sales in that country Lundbeck shall be entitled to reduce the royalties payable to BioTie in respect of sales of such Product in such country by [*****] for the remainder of the term for which royalties are payable thereon. For the purposes of this Section 4.7 “Generic Product” means a product containing Compound as an active ingredient.

4.8	Royalties after the term set forth in Section 4.7

After the term set forth in Section 4.7, the royalties payable by Lundbeck set forth in Section 4.6 above shall be reduced to [*****] of Net Sales if and to the extent that one or more independent Third Parties has not commenced commercialisation of Generic Products in such country (in which case no royalty shall be payable by Lundbeck).

4.9	Royalties for Combination Products/Improved Products

Notwithstanding Sections 4.6 and 4.7, to the extent that as a result of Lundbeck applying Lundbeck IP to any Product (i) the price for such Product is increased, (ii) the market exclusivity for such Product is extended or (iii) the size of sales of such Product is increased, compared to what would have been possible under the Licensed IP alone, then the royalty and/or Sales Milestones payable to BioTie shall be calculated on the Net Sales which the Product would have generated without the application of the Lundbeck IP.

4.10	Compensation for Promotional Activities

The Parties agree that to the extent BioTie - via its Third Party licensee/distributor in the United Kingdom / Ireland (“Britannia”) - benefits from Lundbeck’s Commercialisation efforts inside the Territory, then Lundbeck shall be compensated therefore, as well as for any significant additional sales generated as follows: [*****]

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[*****], as applicable.

4.11	Timing of Payments; General

Lundbeck shall make the royalty payments due to BioTie under Section 4 at Quarterly intervals. Within [*****] of the end of each Quarter after Launch in the Territory, Lundbeck shall pay all monies due to BioTie under Section 4. Each royalty payment shall be accompanied by a report summarising the Net Sales of each Product (including the various elements of the Net Sales calculation) in the Territory during the relevant Quarter the currency conversion rate, if applicable, the taxes withheld, if any, and the total royalty payments due. As part of the report summarising Net Sales of each Product delivered at the end of the fourth Quarter of each Year Lundbeck shall include a report showing the total Net Sales of each Product in the Year in question, the royalties payable thereon calculated in accordance with Section 4.6 above (the “Payable Royalties”) and a comparison between the Payable Royalties and the royalties actual paid (the “Paid Royalties”). Where such calculations show that the Paid Royalties in the Year in question are less than BioTie is due Lundbeck shall make a balancing payment to BioTie at the time it makes the royalty payment for the fourth Quarter of that Year. Where such calculations show that the Paid Royalties in the Year in question are greater than BioTie is due, Lundbeck shall be entitled to withhold from future Quarterly royalty payments due to BioTie total sums equivalent to the amount by which BioTie had been overpaid.

4.12	Whenever for the purpose of calculating royalties conversion from any foreign currency shall be required, such conversion shall be made as follows. When calculating the Net Sales, the amount of such sales in foreign currencies shall be converted into Euros using the rate of exchange for such currencies at the time published by the European Central Bank in Frankfurt (e.g. on Reuters Screen <ECB37>), on the last day of the relevant Quarter in accordance with Lundbeck’s then current standard practices.

4.13	Lundbeck shall make all payments to BioTie under this Agreement in Euros. All payments under this Agreement shall be made free and clear of and without set off, deduction or deferment in respect of any taxes whatsoever unless required by law or practice of any Competent Authority. Lundbeck and BioTie shall co-operate to minimise any deduction or withholding in relation to any payments pursuant to this Agreement.

4.14	Lundbeck and its Affiliates shall keep and shall require its Sub-licensees to keep, full, true and accurate records and books of account containing all particulars that may be necessary for the purpose of calculating all royalties payable to BioTie for a minimum period of five (5) years. Upon timely request by BioTie, BioTie shall have the right to instruct an independent, internationally recognised, accounting firm to perform an audit, conducted so far as appropriate in accordance with IFRS, as is reasonably necessary to enable such accounting firm to report to BioTie the Net Sales of Product for the period or periods requested by BioTie on the following basis:

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REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

4.14.1	such firm of accountants shall be given access to and shall be permitted to examine and copy such books and records upon twenty (20) Business Days notice having been given by BioTie and at all reasonable times on Business Days for the purpose of certifying to BioTie either that the Net Sales calculated and reported by Lundbeck or its Affiliates during any Year were calculated correctly in accordance with this Agreement (and if such certification cannot be given specifying the reasons why which will enable the Parties to recalculate the relevant sums);

4.14.2	prior to any such examination taking place, such firm of accountants shall undertake to Lundbeck that they shall keep all information and data contained in such books and records strictly confidential and shall not disclose such information or copies of such books and records to any third person including BioTie, but shall only use the same for the purpose of the reviews and/or calculations which they need to perform in order to issue the certificate to BioTie which this Section 4.14 envisages. The accountants may, however, make summaries on the basis of their review, and disclose such summaries to BioTie for its internal assessment and to be used in a potential dispute resolution. The confidential information on in such summaries should be as limited as possible, but enable proper and adequate assessment of the matter;

4.14.3	any such access examination and certification shall occur no more frequently than once per Year and will not go back over records more than two (2) Years old unless a discrepancy exceeding the limits set out in Section 4.14.5 is found, however such access examination and certification shall in no event go back over records more than five (5) Years old;

4.14.4	Lundbeck shall make available personnel to answer queries on all books and records required for the purpose of that certification; and

4.14.5	if the certification is in disagreement with the Net Sales as calculated by Lundbeck, Lundbeck shall notify BioTie within thirty (30) days of receipt by Lundbeck whether or not Lundbeck agrees with the certification. If Lundbeck notifies its agreement with the certification within the thirty (30) day period or fails to give any notification within that period, the Net Sales calculated by the certification shall be used for purposes of calculating any monies owed and any monies owed by one Party to the other shall be paid by that Party. The cost of the accountant shall be the responsibility of Lundbeck if the recalculation shows that Lundbeck’s previous Net Sales figures supplied to BioTie to be inaccurate by more than five million Euros (€5,000,000) and the responsibility of BioTie otherwise.

4.15	If within ten (10) days starting on the day after receipt of the notification referred to in Section 4.14.5, Lundbeck and BioTie have not agreed to the terms in dispute in relation to the certification, either Party may refer the items in dispute to a partner of at least 10 years qualified experience at an independent, internationally recognised, public accounting firm agreed by the Parties in writing for attempted resolution. Such person appointed shall act on the following basis:

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4.15.1	such person shall act as an expert and not as an arbitrator;

4.15.2	such person’s terms of reference shall be to determine the matters in dispute within 20 days of his appointment;

4.15.3	the Parties shall each provide such person with all information relating to the items in dispute which such person reasonably requires and such person shall be entitled (to the extent he considers appropriate) to base his determination on such information;

4.15.4	the decision of such person is not final and binding on the Parties. Consequently, if a Party does not accept the decision it may take the dispute to arbitration under Section 20; and

4.15.5	such person’s costs shall be paid by Lundbeck and BioTie as such person may determine, taking into consideration the extent to which each Party has succeeded in its claim.

4.16	All payments to BioTie under the terms of the Agreement are expressed to be exclusive of value added tax howsoever arising and Lundbeck shall pay to BioTie in addition to those payments all value added tax for which BioTie is liable to account to any competent tax authority in relation to any supply made or deemed to be made for value added tax purposes to this Agreement on receipt of a tax invoice or invoices from BioTie.

4.17	All payments made to BioTie under this Agreement shall be made by wire transfer to the account of BioTie at [*****] or any other bank account that may be notified by BioTie to Lundbeck from time to time.

4.18	If Lundbeck fails to make any payment due to BioTie hereunder on the due date for payment and the payment is not in dispute between the Parties, without prejudice to any other right or remedy available to BioTie, BioTie shall be entitled to charge Lundbeck interest (both before and after judgement) on the amount owed and unpaid at the annual rate of LIBOR or EURIBOR calculated on a daily basis plus two per cent (2%) until payment in full is made without prejudice to BioTie’s right to receive payment on the due date.

5.	DEVELOPMENT

5.1	Lundbeck shall use Commercially Reasonable Efforts to undertake the Development so as to achieve Launch and Commercialisation of the Product for the Original Indication in the Major Markets.

5.1.1	BioTie acknowledges that Lundbeck has expressed concerns as to whether it will make good commercial sense to Develop Product for Commercialisation in [*****].

5.1.2

BioTie shall use its best reasonable efforts to complete as soon as practicably possible and at its own cost the [*****] planned or being performed by and/or on behalf of BioTie and substantially in the form as described in protocols and other information submitted to Lundbeck prior to execution of

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this Agreement. The planned [*****] may be performed subject to that it is needed by BioTie’s current North American partner in its endeavours to get a marketing approval in the United States.

5.1.3	To the extent that the Regulatory Authorities in the United Kingdom and/or any Major Market require further Development to be performed as a condition for granting Marketing Authorisation for the Original Indication, then Lundbeck shall be entitled to plan and perform such additional Development. The data generated by such required Development for the Original Indication shall be owned by Lundbeck, but Lundbeck agrees that it shall make available and entitle Third Parties having a contractual relationship with BioTie outside the Territory to use the data generated by its Development on reasonable commercial terms (taken into account BioTie’s possible financial and other contribution to such studies and the size of the relevant markets) to enable efficient development and rapid market launch outside the Territory. Any revenue from licenses granted by Lundbeck to BioTie’s other licensees shall be equally shared between the Parties. For clarification, Lundbeck shall not be obligated to offer to such Third Party any rights to Lundbeck IP which has not been Developed directly as a requirement by Regulatory Authorities in the United Kingdom and/or any Major Market as a condition for granting Marketing Authorisation for the Original Indication. (For the avoidance of doubt, Lundbeck shall in no event be obligated to perform Development activities specifically required for Marketing Authorisation in the United Kingdom or other countries outside the Territory. The Parties will discuss in good faith how such Development may best be performed.)

5.1.4	Similarly, BioTie undertakes to obligate in any further agreements Third Parties to make available and entitle Lundbeck to use data generated by such Third Parties development relating to Compound on reasonable commercial terms. With regard to the existing agreements with Third Parties, BioTie shall make best reasonable efforts to obtain the data and the ability to transfer the data to Lundbeck for its use, on reasonable commercial terms.

5.1.5	BioTie shall not be entitled to, and shall (to the extent permitted by applicable law) not entitle its other licensees/distributors to, perform any Development for any Indication or purpose in- or outside the Territory that has not been approved by Lundbeck, such approval not to be unreasonably withheld, (provided that Somaxon and Whanin Pharmaceutical Co. Ltd. may perform development in its licensed territory. BioTie shall on a current basis keep Lundbeck informed in detail of any preparation or carrying out of such development. Further, BioTie shall allow Lundbeck to stop/control such development to the extent that BioTie is allowed to do so under its agreement with the said licensees and to the extent Lundbeck has from Lundbeck’s point of view a reasonable and a good faith reason for stopping such development).

5.1.6	Further, Lundbeck shall be entitled to perform Development for any Indication that has not been explicitly required by Regulatory Authorities to the extent that Lundbeck reasonably believes that such Development will improve the chances of obtaining Marketing Authorisation.

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[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

5.1.7	Lundbeck shall consult with BioTie before and during performance of such Development for any Indication and BioTie undertakes to provide - free of charge - scientific and other advice as reasonably requested by Lundbeck and available to BioTie.

5.1.8	To the extent that such Development for the Original Indication performed by Lundbeck has been required by Regulatory Authorities (or becomes required following initiation), it shall initially be financed by Lundbeck, however, Lundbeck shall be entitled to set off [*****] of its actual and reasonable internal and external costs and expenses connected with such Development so that one half of such set off [*****] shall be set off against future milestones payable to BioTie under Section 4 and one half of such set off [*****] shall be set off against future royalties. However, in no event shall any individual milestone be reduced by more than [*****], meaning that any residual reduction to be made shall be made in the subsequent milestone payable by Lundbeck or in payable royalties. For the avoidance of doubt, for the purposes of this section 5.1.8 the Parties acknowledge that the studies to be conducted by or commissioned by Lundbeck prior to the filing of its application for Marketing Authorisation are not deemed to be studies “required by Regulatory Authorities”.

5.1.9	To the extent that Development for the Original Indication performed by Lundbeck has been initiated on Lundbeck’s initiative but the results of such Development is used for obtaining or maintaining a Marketing Authorisation in Major Markets, cf. this Section above, it shall initially be financed by Lundbeck, however, Lundbeck shall be entitled to set off [*****] of its actual and reasonable internal and external costs and expenses connected with such Development against future royalties payable to BioTie under Section 4.6, provided that each Quarter BioTie shall be entitled to receive a royalty of at least [*****] of Net Sales, meaning that any residual reduction to be made shall be made in the subsequent royalties payable by Lundbeck.

5.1.10	Development conducted by or on the initiative of Lundbeck relating to other indications than the Original Indication and Development that is not used for obtaining or maintaining a Marketing Authorisation shall be financed and owned 100% by Lundbeck.

5.1.11

The Parties agree that due to the significant benefit as to obtaining a Marketing Approval for the Original Indication in the Major Markets, Lundbeck intends to perform a new Phase III Clinical Trial (pivotal study) to supplement or even replace BioTie’s prior study no. CPH-101-0801. In addition to the scientific and other advice to be provided by BioTie under Section 5.1.7, BioTie shall reimburse Lundbeck for the actual and reasonable internal and external costs and expenses held by Lundbeck in the performance of the said Clinical Trial, however, up to a maximum of [*****]. Lundbeck shall be entitled to invoice BioTie for such costs as they occur, such invoices being payable no later than [*****] upon BioTie’s receipt of specified invoice. Should Lundbeck terminate this Agreement pursuant to Section 14.3 or should BioTie terminate this Agreement for cause pursuant to

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

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Section 14.2, Lundbeck shall transfer the Phase III Clinical Trial, which intends to supplement or replace said study no. CPH-101-0801, with all rights to such trial to BioTie without any cost or claim for remuneration.

5.1.12	BioTie agrees that Lundbeck shall have the right to direct BioTie (or its licensee) to withdraw the MAA submitted by or on behalf of BioTie in the United Kingdom. BioTie shall not (re-)submit a MAA for the United Kingdom and Ireland without Lundbeck’s prior acceptance. In case Lundbeck has exercised its right to request the withdrawal of the MAA and subsequent accepted resubmission of the MAA, BioTie or its nominee shall after the relevant MA is granted have the right to launch the Product in the United Kingdom and / or in Ireland without Lundbeck’s prior acceptance, provided Lundbeck has not acquired the rights for United Kingdom and Ireland.

5.2	Any Development to be conducted by the Parties hereunder shall be conducted as follows:

5.2.1	The Parties shall ensure that the various aspects of the Development are carried out in accordance with GLP, GCP, and GMP as appropriate. Any animals involved shall only be used in accordance with relevant Legal Requirements and shall be provided humane care and treatment in accordance with current generally accepted veterinary practice; and

5.2.2	The Parties shall keep or cause to be kept detailed written records and reports of the progress of the Development in sufficient detail and in good scientific manner appropriate for all purposes including Marketing Authorisation purposes and patent purposes. These written records and reports shall properly reflect all the work done and the results achieved in carrying out such part of the Development.

BioTie shall:

(a)	send Lundbeck an electronic copy of any written report or other submission sent to Regulatory Authorities by it or on its behalf regarding the Products; and

(b)	as soon as practicably possible when the results of any Clinical Study or pre-clinical trial are in an interim form present such results to Lundbeck, including full details as to whether the primary and secondary end points for such Clinical Study or pre-clinical trial have been met and the results justifying the same; and

(c)	as soon as practicably possible when any Final Report is available to BioTie supply a copy of the same to Lundbeck, including full details as to whether the primary and secondary end points for such Clinical Study or pre-clinical trial have been met and the results justifying the same; and

5.3	report to Lundbeck without undue delay if BioTie or a Regulatory Authority decides to halt any Clinical Study for safety, efficacy or any other reason.

5.4	5.4 Lundbeck shall be responsible using Commercially Reasonable Efforts for the preparation, submission, prosecution and maintenance of all

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Regulatory Authority filings and applications required to obtain all necessary Marketing Authorisations to Develop or Commercialise Products in the Territory and shall maintain all Marketing Authorisations after obtaining such. Lundbeck or its Affiliates shall be the owner and party of record for all such filings, applications and approvals. Lundbeck shall as soon as practicably possible inform BioTie in writing of each Regulatory Authority filing made or Marketing Authorisation obtained by Lundbeck, its Affiliates or its Sub-licensees in the Territory in relation to Product. BioTie undertakes to assist Lundbeck in any reasonable manner in the preparation, submission, prosecution and maintenance of all Regulatory Authority filings and applications, including, without limitation, providing information and advice. BioTie and Lundbeck shall discuss in good faith the general and specific strategy as well as all steps (unless insignificant) to be taken with regard to preparation, submission, prosecution and maintenance of all Regulatory Authority filings and applications and Marketing Authorisations in the United Kingdom and Ireland. If the Parties are unable to agree upon information, questions, answers, etc. to be provided to such Regulatory Authorities, then such dispute may be referred to resolution by arbitration under Section 21.

The Parties shall have the right to contract out any part of the Development.

6.	MANUFACTURE

Lundbeck shall at Lundbeck’s cost and expense be responsible for the manufacture (either itself or using a contract manufacturer) of all quantities of Compound and Product required for Development and for Commercialisation. To the extent that BioTie owns or controls such manufacturing know how, BioTie undertakes to perform a complete technology transfer of manufacturing know how for Compound and Product to Lundbeck or contract manufacturer(s) designated by Lundbeck. To the extent that BioTie does not own or control such manufacturing know how, BioTie will use best reasonable efforts to facilitate a complete technology transfer of manufacturing know how for Compound and Product to Lundbeck or contract manufacturer(s) designated by Lundbeck.

BioTie undertakes to establish the contacts and to facilitate negotiations between Lundbeck and BioTie’s current and possible future suppliers of Compound/Product as reasonably requested by Lundbeck. Should Lundbeck fail with the negotiations with the suppliers, BioTie shall help and make all reasonable efforts to ensure Lundbeck’s need of the Products under BioTie’s agreement(s) with current or future suppliers of Compound/Product on terms and conditions at least as favourable as are offered to BioTie’s other licensees, including, without limitation, that Products shall be manufactured according to GMP and the specifications in the Dossier.

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7.	TRADEMARKS

Save for the trademarks governed under Section 2.2. Lundbeck shall own all rights in any and all Trademarks for Product(s) Commercialised by or on behalf of Lundbeck hereunder and shall at its own cost and expense have exclusive right and responsibility for selection, clearance, registration, maintenance and defence of said Trademarks.

Lundbeck shall have the exclusive right to register the Trademark(s) as Domain Names in the Territory. “Domain Name” shall mean all internet domain names under all existing Top Level Domains (TLD). This includes as examples Generic Top Level Domains (gTlds) such as .com, .net, .info and Country Code Top Level Domains (ccTlds) such as .co.uk, .dk.

BioTie acknowledges that Lundbeck may apply for registration in Lundbeck’s name, use, and own the trademarks mentioned in Annex 1.1.65 in the Territory

8.	COMMERCIALISATION

8.1	All decisions relating to Commercialisation of each Product shall be in the sole discretion of Lundbeck, its Affiliates or its Sub-licensees with such Commercialisation to be carried out by Lundbeck, its Affiliates and/or its Sub-licensees at their cost and expense but always by making Commercially Reasonable Efforts to Commercialise each Product.

8.2	No later than twelve (12) months prior to the anticipated Launch of each Product for a particular indication, Lundbeck shall provide BioTie with a preliminary version of its Commercialisation Plan, including a Marketing Plan and a Budget for the Product. Such Commercialisation Plan, Marketing Plan and Budget shall be updated once each Year thereafter and shall be supplied to BioTie. Where such Commercialisation Plan is updated after Launch of each Product, in addition to containing details of Lundbeck’s proposed plans for Commercialisation, they shall also contain a summary of the progress of sales and marketing of Product for such indication in each Major Market and sales forecasts for the Year covered by the Commercialisation Plan. Such plan shall be received by BioTie subject to the obligations of Section 12 (Confidentiality).

8.3	Lundbeck shall keep BioTie informed of the Commercialisation of each Product in the Territory (including but not limited to sales for such indication) by way of a written report detailing the level of sales made during the previous Quarter (as reasonably available to Lundbeck at the time of compiling such report) and summarising any material developments relating to Commercialisation of Product for such indication in the Territory during the previous Quarter. Such report shall be submitted within sixty (60) days of the end of each Quarter.

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8.4	Lundbeck hereby agrees at its own cost and expense that it shall:

8.4.1	comply with and maintain the Marketing Authorisations received for each Product, including by filing variations to such Marketing Authorisations as necessary; and

8.4.2	comply at all times with all Legal Requirements pertaining to the Commercialisation of each Product in each country in the Territory in which that Product is sold and shall be responsible for obtaining all necessary permissions, consents and licences (in addition to the Marketing Authorisation), required to Commercialise each Product under any Legal Requirement, including without limitation, any import approvals and wholesale dealer’s licenses.

8.5	Following Launch of the Product, Lundbeck shall use Commercially Reasonable Efforts to Commercialise the same in each Major Market and in the countries (considered as a whole) comprising the rest of the Territory so as to maximize the overall sales of the Product. If BioTie at any time believes that Lundbeck is not using such Commercially Reasonable Efforts BioTie shall have the right, no more frequently than once every six (6) months, to give written notice to Lundbeck requesting written justification, in the form of detailed reasons with supporting calculations, which would support the proposition that Lundbeck is using Commercially Reasonable Efforts. Similarly, Lundbeck shall — upon BioTie’s request—provide BioTie similar justification should it not be proceeding with Commercialising the Product in some country having population of five (5) million people or more in Europe or twenty (20) million in other countries belonging to the Territory, except for other parts of Africa than the republic of South-Africa. Lundbeck shall provide such written justification to BioTie within sixty (60) days of the date of BioTie’s request. Should Lundbeck fail to provide reasonable written justification, and/or fail to cure any such deficiency within the first six (6) months of the following period, BioTie may convert the license granted to Lundbeck under this Agreement into a non-exclusive license with effect for the country or countries to which Lundbeck’s failure to use Commercially Reasonable Efforts applies by providing thirty (30) days’ prior written notice.

For the purpose of determining whether Lundbeck is making Commercially Reasonable Efforts to Commercialise Product in the European Union under this Section 8, the European Union shall be considered to be one country.

BioTie’s right under this Section to convert the license granted to Lundbeck under this Agreement into a non-exclusive license shall in no event apply to the European Union or countries thereof.

For the avoidance of doubt, subject to Section 14.2, this Section 8.5 is not intended to limit BioTie’s remedies under Swedish law, including claims for financial compensation, in the event of failure by Lundbeck to comply with its obligations under this Agreement.

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HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

9.	ADVERSE EVENT REPORTING

Promptly following the Effective Date but in no event later than ninety (90) days thereafter, Lundbeck and BioTie will develop and agree upon safety data exchange procedures in a separate and detailed safety agreement. Lundbeck and BioTie shall use reasonable efforts to ensure that any relevant Affiliates or Sub-licensees comply with such safety agreement. Such agreement will describe the coordination of collection, investigation, reporting, and exchange of information concerning Adverse Events (as defined in the then current edition of the ICH Guidelines and any other relevant regulations or regulatory guidelines applicable from time to time) relating to Product or any other safety problem of any significance, product quality and product complaints involving Adverse Events, sufficient to permit each Party, its Affiliates, licensees and sub-licensees to comply with its legal obligations, including to the extent applicable, those obligations contained in ICH Guidelines. The safety data exchange procedures will be promptly updated if required by changes in Legal Requirements or by agreement between the Parties. In any event, each Party shall inform the other Party of any Adverse Event of which it becomes aware in a timely manner commensurate with the seriousness of the Adverse Event and in compliance with ICH Guidelines. Lundbeck will be responsible for reporting all Adverse Events to the Regulatory Authority in the Territory in accordance with all appropriate Legal Requirements. Lundbeck will ensure that its Affiliates and Sub-licensees comply with all such reporting obligations. In addition, Lundbeck shall be responsible for implementing and maintaining a global safety database for each Product Developed hereunder. Each Party will designate a safety liaison person to be responsible for communicating with the other Party regarding the reporting of Adverse Events.

10.	IP - MAINTENANCE PROSECUTION AND DEFENCE

10.1

BioTie shall be solely responsible at its cost for the filing, prosecution and maintenance of BioTie Patent Rights in the Territory using reasonable efforts to prosecute all patent applications forming part of BioTie Patent Rights including the conduct of any claims or proceedings relating to them (including but not limited to any interference, reissue or re-examination or opposition or revocation proceedings). BioTie shall keep Lundbeck promptly informed of all filings made for BioTie Patent Rights including sending Lundbeck a copy of any such filing and otherwise shall keep Lundbeck informed of all material developments in relation to the BioTie Patent Rights and shall, upon Lundbeck’s request, provide Lundbeck with copies of relevant documents related to the filing, prosecution and maintenance of the BioTie Patent Rights. BioTie shall consider in good faith any reasonable representation made by Lundbeck in relation to the filing and prosecution of the BioTie Patent Rights when making any submission to a patent office (including the scope of foreign filings) and in the conduct of any proceedings in relation to such BioTie Patent Rights. Lundbeck shall be notified of major filing and prosecution events, e.g. substantive office actions requiring major claim amendments, at least 30 days

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prior to the due date for filing a response to such events. Lundbeck may veto the use of specific confidential information for patent filing purposes.

10.2	In the event that BioTie declines to file or, having filed, declines to further prosecute and maintain any pending BioTie Patent Rights in any country of the Territory, BioTie shall provide Lundbeck with written notice thereof. In the case where BioTie has filed but is declining to further prosecute or maintain BioTie Patent Rights, such notice shall be given at least sixty (60) days prior to the expiration of any official substantive deadline relating to such activities. In any of such circumstances Lundbeck shall have the right to decide that Lundbeck should file, continue to file or prosecute such BioTie Patent Rights and in such case Lundbeck shall give written notice to BioTie at most 30 days after having received notice from BioTie. BioTie shall upon receipt of any such notice from Lundbeck transfer to Lundbeck all its files relating to the relevant BioTie Patent Rights and execute any documents to assign such BioTie Patent Rights to Lundbeck whereupon they shall become Lundbeck Patent Rights for the purposes of this Agreement or otherwise transfer control of such filing, prosecution and maintenance to Lundbeck and thereafter Lundbeck shall be responsible for the cost and expense of prosecuting and maintaining such Patent Rights. BioTie shall make such transfer in reasonable time in order for Lundbeck to comply with the relevant deadline.

10.3	Lundbeck shall be responsible at its own cost and expense for the filing, prosecution and maintenance in its own name of the Patent Rights forming part of the Lundbeck Patent Rights in accordance with the strategy that Lundbeck reasonably devises

10.4	Notwithstanding any other provision of this Section 10, the Parties shall cause their patent attorneys to liaise so far as reasonably practicable with respect to the filing, prosecution and maintenance of Patent Rights falling within BioTie Patent Rights, BioTie In-licensed Patent Rights and Lundbeck Patent Rights.

10.5	Where an infringement of BioTie IP is occurring in the Territory, Lundbeck shall have the first right to, but shall not be obliged to enforce the same in accordance with the following:

Prior to the commencement of proceedings Lundbeck shall notify BioTie of the infringers activities and shall consult with BioTie concerning the same but thereafter Lundbeck shall have sole conduct of the dispute including the right to settle. Where it is necessary for Lundbeck to commence proceedings as claimant it shall be entitled to require BioTie to join Lundbeck as co-claimant.

If Lundbeck succeeds in any such infringement proceedings whether at trial or by way of settlement, the first charge on any costs, damages or profits in such proceedings or settlement shall be the costs incurred by Lundbeck and BioTie. If such sums are less than the costs incurred they shall be apportioned between Lundbeck and BioTie in the proportion to the Parties’ expenditure. Where the sums exceed the costs incurred Lundbeck shall be entitled to retain the balance less an amount equivalent to the royalties which would have been due to BioTie under Section 4 on such balance which amount shall be paid to BioTie.

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If Lundbeck fails to take any such proceedings, BioTie may give Lundbeck notice requesting Lundbeck to take such proceedings within thirty (30) days of the date of notice and if Lundbeck decides not to do so, BioTie shall be entitled to do so at its own cost and expense in which case it shall have sole conduct of any claim or proceedings including any counterclaim for invalidity or unenforceability or any declaratory judgment action and including the right to settle provided that such a settlement does not include any decision of invalidity or otherwise impact upon the validity of Lundbeck IP. Lundbeck shall provide all reasonably necessary assistance to BioTie in relation to such proceedings and BioTie shall on demand by Lundbeck indemnify Lundbeck against the costs of such activity, unless Lundbeck elects to be separately represented (which shall be at Lundbeck’s discretion), in which case such separate representation shall be at Lundbeck’s cost and expense. If BioTie succeeds in any such proceedings it shall be entitled to retain the whole of any award of costs and damages made or settlement sum paid.

10.6	In the event BioTie or Lundbeck learns that Lundbeck’s making, using or selling of a Product within the Territory will infringe or is alleged by a third party to infringe a Relevant Third Party Patent Right, the party becoming aware of the same shall promptly notify the other. The Parties shall thereafter jointly determine a course of action which may include, without limitation: (a) modifying the Product or its use and manufacture so as to be non-infringing; (b) obtaining a licence or assignment from said third party; (c) filing a declaratory judgment action against such third party; (d) ignoring such third party; (e) filing for re-examination of the third-party patent; or (f) obtaining a competent opinion of counsel regarding non-infringement or invalidity of the third-party patent. If the Parties are unable to make such joint decision, Lundbeck may determine the course of action after having taken BioTie’s views reasonably into account.

10.7	In the event that Lundbeck or an Affiliate reasonably believes that it is necessary to pay royalties for a license to Third Parties in any country in order to Develop or Commercialise Products as contemplated in this Agreement then [*****].

10.8	BioTie shall provide reasonable assistance to Lundbeck, including by executing any required documents and providing any relevant patent information to Lundbeck, so that Lundbeck, as MAA applicant, may inform Regulatory Authorities in relation to patent issues or otherwise required in connection with obtaining a SPC or other extension.

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11.	CONFIDENTIALITY AND NON-DISCLOSURE

11.1	Except to the extent expressly authorised by this Agreement including in Sections 11.2 and 11.3 or otherwise agreed in writing, each Party in possession of Confidential Information (“Receiving Party”) of the other Party (“Disclosing Party”) shall maintain such Confidential Information as confidential and use it only for the purposes of this Agreement in accordance with this Section 12. The term of maintaining confidentiality of all such information and the limitations on use shall be for a period equal to the longer of; (i) ten (10) years after the date of expiration or termination of this Agreement; or (ii) for so long as the exceptions set out below in the next subsequent paragraph do not apply to the relevant Confidential Information. Each Party shall guard such Confidential Information using the same degree of care as it normally uses to guard its own confidential, proprietary information of like importance, but in any event no less than reasonable care.

11.2	Notwithstanding the foregoing, the Receiving Party shall be relieved of the confidentiality and limited use obligations of this Agreement to the extent that the Receiving Party establishes by written evidence that:

11.2.1	the Confidential Information was previously known to the Receiving Party from sources other than the Disclosing Party at the time of disclosure and other than under an obligation of confidentiality;

11.2.2	the Confidential Information was generally available to the public or otherwise part of the public domain at the time of its disclosure; or

11.2.3	the Confidential Information became generally available to the public or otherwise part of the public domain after its disclosure to the Receiving Party other than through any act or omission of the Receiving Party in breach of this Agreement; or

11.2.4	the Confidential Information is acquired in good faith in the future by the Receiving Party from a Third Party who has a lawful right to disclose such information and who is not under an obligation of confidence to the Disclosing Party with respect to such information; or

11.2.5	the Confidential Information is subsequently developed by or on behalf of the Receiving Party without use of the Disclosing Party’s Confidential Information.

11.3	Permitted Uses of Information: Notwithstanding the above obligations of confidentiality and non-use a Receiving Party may:

11.3.1	disclose Confidential Information to a Regulatory Authority as reasonably necessary to obtain regulatory approval in a particular jurisdiction to the extent consistent with the licenses granted under terms of this Agreement;

11.3.2	disclose Confidential Information: (i) to the extent such disclosure is reasonably necessary to comply with the order of a court; or (ii) to the extent such disclosure is required to comply with a Legal Requirement, including to the extent such disclosure is required in publicly filed financial statements or other public statements under stock exchange

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rules; provided, to the extent possible bearing in mind such Legal Requirements and subject to the next subsequent sentence of this Section 11.2.3, such Party shall provide the other Party with a copy of the proposed text of such statements or disclosure five (5) Business Days in advance of the date on which the disclosure is to be made to review and provide comments, unless a shorter review time is agreed. If the compliance with the disclosure requirements of a securities exchange or its regulatory body requires filing of this Agreement, the filing Party shall seek confidential treatment of portions of this Agreement from the securities exchange or body and shall provide the other Party with a copy of the proposed filings at least ten (10) Business Days prior to filing for the other Party to review any such proposed filing. Each Party agrees that it will obtain its own legal advice with regard to its compliance with securities laws and regulations, and will not rely on any statements made by the other Party relating to such securities laws and regulations;

11.3.3	disclose Confidential Information by filing or prosecuting Patent Rights, the filing or prosecution of which is contemplated by this Agreement, without violating the above secrecy provision; it being understood that publication of such filings occurs in some jurisdictions within eighteen (18) months of filing, and that such publication shall not violate the above secrecy provision;

11.3.4	disclose Confidential Information to such Receiving Party’s employees, Affiliates, distributors, licensees, agents, consultants, clinical investigators, collaborators or contractors as such Receiving Party reasonably determines is necessary to receive the benefits of the licenses to it under this Agreement or to fulfil its obligations pursuant to this Agreement; provided, however, any such persons must be obligated to substantially the same extent as set forth in Section 12.1 to hold in confidence and not make use of such Confidential Information for any purpose other than those permitted by this Agreement;

11.3.5	disclose Confidential Information as reasonably necessary: (i) to its actual or potential investment bankers and to lenders for the purpose of obtaining financing for its business; (ii) to potential investors in connection with an offering or placement of securities for purposes of obtaining financing for its business; and (iii) to bona fide potential acquirer or merger partner for the purposes of evaluating entering into a merger or acquisition, provided, however, any such persons must be obligated to substantially the same extent as set forth in Section 11.1 to hold in confidence and not make use of such Confidential Information for any purpose other than those permitted by this Agreement; and

11.3.6	nothing in this Section 12 restricts either Party from using or disclosing any of its own Confidential Information for any purpose whatsoever; provided that, to the extent Know How is exclusively licensed by one Party to the other, the licensor may not continue to use and disclose such Know How in a manner not consistent with the exclusivity of the license granted.

11.4	Save as permitted in Section 11.2. neither Party shall make any public

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announcement or statement to the public containing Confidential Information without the prior consent of the other. All such public announcements or statements shall not be made without the prior review and consent of appropriate individual designated for the purpose by the other Party.

11.5	Notwithstanding any other provision hereof, a breach of this Section 12 shall not give rise to any termination rights as provided in Section 14 hereof save where such breach is due to the wilful misconduct or gross negligence of the breaching party. In all other circumstances the non-breaching party shall have all remedies available at law or in equity, including the right to request injunctive relief, specific performance of the provisions of this Section 12 and/or to claim damages.

12.	WARRANTIES AND UNDERTAKINGS

12.1	Each Party warrants to the other Party that:-

12.1.1	it has legal power, authority and right to enter into this Agreement and to perform its respective obligations in this Agreement; and

12.1.2	it is not at the Effective Date a party to any agreement, arrangement or understanding with any third party which in any significant way prevents it from fulfilling any of its material obligations under the terms of this Agreement; and

12.1.3	it has disclosed to the other all information and material which is material to the decision of the other to enter into this Agreement.

12.2	BioTie warrants to Lundbeck that:

12.2.1	BioTie is the owner under the BioTie IP and is entitled to grant the licences under the BioTie IP specified herein free and clear of any liens or encumbrances which would prevent or impair the grant of such rights;

12.2.2	BioTie Controls and is licensee under the BioTie In-Licensed IP, and is entitled to grant the licences under the BioTie In-Licensed IP specified herein free and clear of any liens or encumbrances which would prevent or impair the grant of such rights;

12.2.3	as of the Effective Date: (i) BioTie is not in breach of any agreements under which BioTie licenses BioTie In-Licensed IP and has not committed any act or omission that may give rise to a right to terminate such agreements by Third Parties; (ii) BioTie has not received any notice alleging any breach, act or omission referred to in (i); (iii) BioTie has performed all obligations and observed all restrictions under such agreements required to have been performed by the Effective Date;

12.2.4	as of the Effective Date, to BioTie’s best knowledge the BioTie IP and BioTie In-licensed IP is valid and enforceable and none of the acts to be undertaken by Lundbeck or BioTie pursuant to this Agreement will infringe the rights of third parties and BioTie has not received any claim or notice to such effect by third parties;

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12.2.5	to BioTie’s best knowledge the Dossier is materially correct and accurate and has been developed in accordance with applicable laws and — where applicable — GLP, GCP or GMP apart from the CPH-101-0801 study which, according to experts engaged by Lundbeck, has not been conducted in compliance with applicable GCP standards; and

12.2.6	it has not and will not enter into any agreement that is or would be inconsistent with the rights and licenses granted to Lundbeck in this Agreement.

12.3	as at the Effective Date, there are no actual or threatened proceedings relating to infringement of third party intellectual property rights by the use of BioTie IP or BioTie In-licensed IP and further represents and warrants that neither the BioTie IP or the BioTie In-licensed IP is the subject of any actual challenge or revocation proceedings and BioTie is not aware of any such potential challenge or revocation.

13.	LIABILITY

13.1.1	The Parties shall be responsible towards each other and towards Third Parties for their performance under this Agreement and for any acts or omissions in accordance with the ordinary provisions of Swedish law.

13.1.2	Except with respect to Third Party claims, neither Party shall be liable to the other in contract, tort, negligence, breach of statutory duty or otherwise for any loss, damage, costs or expenses of an indirect or consequential or punitive nature, including any indirect or consequential economic loss or other indirect or consequential loss of turnover, profits, loss of enterprise value, business or goodwill or otherwise.

14.	TERMINATION

14.1	Subject to the other provisions of this Section 14 this Agreement shall come into force on the Effective Date and expire on a country by country basis when no further payment is due from Lundbeck to BioTie hereunder in relation to sales of Product in that country (the “Term”).

14.2	Each of the Parties (“the Terminating Party”) shall have the right to terminate this Agreement for cause with immediate effect upon giving written notice of termination to the other (“the Defaulting Party”) upon the occurrence of any of the following events at any time during this Agreement:-

14.2.1	the Defaulting Party commits a material breach of this Agreement which is incapable of remedy or which in the case of a breach capable of remedy shall not have been remedied within ninety (90) days of the receipt by it of a written notice from the other Party identifying the breach and requiring its remedy;

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14.2.2	if an Insolvency Event occurs in relation to the Defaulting Party. In any event when a Party first becomes aware of the likely occurrence of any Insolvency Event in regard to that Party, it shall promptly so notify the other Party in sufficient time to give the other Party sufficient notice to protect its interests under this Agreement.

14.3	Lundbeck shall have the right at any time to give ninety (90) days’ notice of termination of this Agreement in writing to BioTie if in Lundbeck’s sole opinion Lundbeck decides not to proceed with this entire Agreement for whatever reason, such reason being specified in the notice. This Agreement shall terminate upon expiration of such ninety (90) day notice period.

15.	CONSEQUENCES OF TERMINATION

General

15.1	Upon (i) a termination of this Agreement by Lundbeck pursuant to Section 14.3, or (ii) by BioTie pursuant to Section 14.2 (for breach by or insolvency of Lundbeck) the licences granted to Lundbeck under this Agreement shall terminate and Lundbeck shall cease immediately Developing and/or Commercialising Products.

15.2	Upon the termination of this Agreement by Lundbeck pursuant to Section 14.2 (for breach by or insolvency of BioTie), Lundbeck shall have a fully paid-up, royalty free license to the Licensed IP.

15.3	Subject to Section 4 above, following expiration of this Agreement, Lundbeck shall have a fully paid-up, royalty free license to the Licensed IP.

16.	TERMINATION OF UPSTREAM THIRD PARTY AGREEMENTS

To the extent permitted under the relevant agreement(s) with IVAX Corporation, BioTie hereby assigns its rights and licenses relating to the In-Licensed IP in the Territory to Lundbeck, provided that such assignment shall only have effect if and when Lundbeck rightfully terminates this Agreement under Section 14.2 above. To the extent such assignment is not permitted under the relevant agreement(s) with IVAX Corporation or under Finish bankruptcy law, BioTie undertakes to use its reasonable best efforts to ensure that IVAX grants similar rights to Lundbeck as BioTie enjoyed under such agreement directly to Lundbeck. To the extent permitted by applicable law, the rights of the Parties under this Agreement will survive to the maximum extent should the other Party be declared bankrupt or be subject to any insolvency proceedings.

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17.	MISCELLANEOUS

17.1	Termination or expiration of this Agreement shall not relieve the parties of any obligation or liability accruing prior to such termination or expiration. Any accrued obligation or liability and the provisions of Sections 15, 20, 21, 24, 25, 26 and 30 (as well as other Sections which by intent or nature should reasonably do so) shall survive termination or expiration of this Agreement. Upon termination each Party shall either return or destroy, upon the request of the other Party, all Confidential Information received from the other Party retaining only one copy of written or electronic confidential information for archival purposes.

18.	FORCE MAJEURE

18.1	If a Party (the “Affected Party”) is unable to carry out any of its obligations under this Agreement due to Force Majeure this Agreement shall remain in effect but the Affected Party’s relevant obligations under this Agreement and the corresponding obligations of the other Party (“Non-Affected Party”) under this Agreement, shall be suspended for a period equal to the circumstance of Force Majeure provided that:-

18.1.1	the suspension of performance is of no greater scope than is required by the Force Majeure;

18.1.2	the Affected Party immediately gives the Non-Affected Party prompt written notice describing the circumstance of Force Majeure, including the nature of the occurrence and its expected duration, and continues to furnish regular reports during the period of Force Majeure and notifies the Non-Affected Party immediately of the cessation of the Force Majeure;

18.1.3	the Affected Party uses all reasonable efforts to remedy its inability to perform and to mitigate the effects of the circumstance of Force Majeure; and

18.1.4	as soon as practicable after the event which constitutes Force Majeure the Parties discuss how best to continue their operations as far as possible in accordance with this Agreement.

19.	ASSIGNMENT

19.1	The Agreement and the licenses herein granted shall be binding upon and inure to the benefit of the successors in interest of each respective Party. Neither the Agreement nor any interest thereunder shall be assignable by either Party, without the written consent of the other, such consent not to be unreasonably withheld or delayed, provided, however, that either Party may

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assign this Agreement or any part of its rights and obligations hereunder to an Affiliate or to any company with which such Party may merge or consolidate, or to which it may transfer all or substantially all of its assets to which this Agreement relates, without obtaining the consent of the other Party provided always that such Affiliate or company undertakes in writing to the other Party to be bound by the terms of this Agreement.

19.2	In case of Change of Control in BioTie so that a party being a direct competitor of Lundbeck would control BioTie, the obligation of Lundbeck to provide information under this Agreement to BioTie will automatically be changed so that such information provided by Lundbeck shall not contain any market sensitive or strategic information. Should such information be important to evaluate BioTie’s rights or Lundbeck’s obligations hereunder, BioTie shall have the right appoint an independent certified auditor to whom Lundbeck shall provide all necessary information in order to be able to assess the Parties compliancy under this Agreement. In order to apply this Section, Lundbeck shall give a prior written notice to BioTie with justifications as to why such Third Party controlling BioTie would be deemed to be a competitor of Lundbeck. Such notice shall not be given unreasonably and without weighty reasons by Lundbeck.

20.	GOVERNING LAW AND JURISDICTION

20.1	The interpretation and construction of this Agreement shall be governed by the laws of Sweden excluding any conflicts or choice of law rules or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.

20.2	All disputes between the Parties arising under out of or relating to this Agreement including its formation, validity, binding effect, interpretation, performance breach or termination as well as non-contractual claims and including disputes relating to pre-contractual representations which cannot be resolved amicably between the Parties shall be submitted to binding arbitration, to be held in Stockholm, Sweden in accordance with the Rules of the Arbitration Institute of the Stockholm Chamber of Commerce. The arbitral tribunal shall consist of three (3) arbitrators and the language of the proceedings shall be English.

20.3	Notwithstanding the above arbitration clause, a Party may upon its sole discretion collect due and payable receivables base on milestone or royalty payments under this Agreement, in lieu of arbitration, in a regular lower court having jurisdiction over the other Party.

21.	NOTICES

21.1	Any notice, request, demand, waiver, consent, approval or other communication permitted or required under this Agreement shall be in writing

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and shall be deemed given only if sent by facsimile transmission (with transmission confirmed) and by a postal delivery service that maintains records of delivery, addressed to the Parties at their respective addresses specified in Section 21.2 or to such other address as the Party to whom notice is to be given may have provided to the other Party in accordance with this Section 21. Such notice shall be deemed to have been given as of the date transmitted by facsimile (with transmission confirmed). This Section 21 is not intended to govern the day-to-day business communications necessary between the Parties in performing their obligations under the terms of this Agreement.

21.2	Address for Notice.

For:	BioTie Therapies Corp.

Address:	Tykistökatu 6, FIN 20520 Turku, Finland

Fax number:	[*****]

For the attention of:	VP, Business Development

with a copy to :

Hannes Snellman Attorneys at Law

Eteläranta 8, 00130 Helsinki, Finland

Fax: [*****]

For the Attention of:	Mikko Heinonen

For:	Lundbeck

Address:	Ottiliavej 9

DK 2500 Valby

Denmark

Fax number:	[*****]

For the attention of:	VP, Corporate Business Development & Strategy

With a copy to:	Legal Affairs, dept. 522

Fax no.	[*****]

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22.	RELATIONSHIP OF THE PARTIES

The status of a Party under this Agreement shall be that of an independent contractor. Nothing contained in this Agreement shall be construed as creating a partnership, joint venture or agency relationship between the Parties or, except as otherwise expressly provided in this Agreement, as granting either Party the authority to bind or contract any obligation in the name of or on the account of the other Party or to make any statements, representations, warranties or commitments on behalf of the other Party. All persons employed by a Party shall be employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment shall be for the account and expense of such Party.

23.	ENTIRE AGREEMENT AND SEVERABILITY

23.1	This Agreement constitutes the entire agreement between the Parties with respect to the subject matter of this Agreement. This Agreement supersedes all prior agreements, whether written or oral, with respect to the subject matter of this Agreement. Each Party confirms that it is not relying on any representations, warranties or covenants of the other Party except as specifically set out in this Agreement. Nothing in this Agreement is intended to limit or exclude any liability for fraud. All Schedules and Exhibits referred to in this Agreement are intended to be and are hereby specifically incorporated into and made a part of this Agreement. In the event of any inconsistency between any such Schedules or Exhibits and this Agreement, the terms of this Agreement shall govern.

23.2	If any provision of this Agreement is held to be invalid, illegal or unenforceable, in any respect, then, to the fullest extent permitted by Legal Requirement and if the rights or obligations of any Party will not be materially and adversely affected: (a) such provision will be given no effect by the Parties and shall not form part of this Agreement, (b) all other provisions of this Agreement shall remain in full force and effect, and (c) the Parties shall use their best efforts to negotiate a provision in replacement of the provision held invalid, illegal or unenforceable that is consistent with Legal Requirement and achieves, as nearly as possible, the original intention of the Parties. To the fullest extent permitted by Legal Requirement, the Parties waive any provision of law that would render any provision in this Agreement invalid, illegal or unenforceable in any respect.

24.	ENGLISH LANGUAGE

This Agreement is written and executed in the English language. Any translation into any other language shall not be an official version of this

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Agreement and in the event of any conflict in interpretation between the English version and such translation, the English version shall prevail.

25.	AMENDMENT

Any amendment or modification of this Agreement must be in writing and signed by authorised representatives of both Parties.

26.	WAIVER AND NON-EXCLUSION OF REMEDIES

A Party’s failure to enforce, at any time or for any period of time, any provision of this Agreement, or to exercise any right or remedy shall not constitute a waiver of that provision, right or remedy or prevent such Party from enforcing any or all provisions of this Agreement and exercising any rights or remedies. To be effective any waiver must be in writing. All rights and remedies are cumulative and do not exclude any other right or remedy provided by law or otherwise available.

27.	NO BENEFIT TO THIRD PARTIES

The provisions of this Agreement are for the sole benefit of the Parties and their successors and permitted assigns, and they shall not be construed as conferring any rights in any Third Party except as otherwise expressly provided. Except as expressly provided herein, no person who is not a party to this Agreement (including any employee, officer, agent, representative or subcontractor of either Party) shall have the right to enforce any term of this Agreement which expressly or by implication confers a benefit on that person without the express prior agreement in writing of the Parties, which agreement must refer to this Section 27.

28.	FURTHER ASSURANCE

Each Party shall perform all further acts and things and execute and deliver such further documents as may be necessary or as the other Party may reasonably require to implement or give effect to this Agreement.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

29.	COMPLIANCE WITH LAWS

In the implementation of and performance under this Agreement, each Party shall comply with any and all relevant and applicable laws. Such compliance shall be the sole responsibility of such Party requiring no supervision, direction, responsibility or liability on behalf of the other Party.

30.	EXPENSES

Except as otherwise expressly provided in this Agreement, each Party shall pay the fees and expenses of its respective lawyers and other experts and all other expenses and costs incurred by such Party incidental to the negotiation, preparation, execution and delivery of this Agreement.

31.	COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same instrument. An executed signature page of this Agreement delivered by facsimile transmission shall be as effective as an original executed signature page.

In Turku, Finland and in Copenhagen, Denmark on this 23 day of May 2007

BIOTIE THERAPIES CORP.	H. LUNDBECK A/S

/s/ Timo Veromaa	/s/ Claus Bræstrup
Timo Veromaa, CEO	Claus Bræstrup, CEO

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

SCHEDULE 1.1.3

Biotie — IVAX agreement

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXCLUSIVE LICENSE AGREEMENT

(Certain Nalmefene Information)

This Exclusive License Agreement (the “Agreement”), dated April __, 1998, is entered into between Baker Norton Pharmaceuticals, Inc. a Florida corporation, (“BNP”) and Oy ContrAl Pharma Limited, a Finnish corporation (“CP”).

Recitals

A. BNP has developed certain information relating to nalmefene in oral and intravenous form;

B. CP is interested in acquiring the right to use such information to develop nalmefene in oral form to treat alcohol dependence and certain other obsessive compulsive disorders in certain countries.

Agreement

In consideration of the Recitals and the mutual promises contained in this Agreement, BNP and CP agree as set forth below.

ARTICLE I

Definitions

Section 1.01 Definitions. In addition to terms defined elsewhere in this Agreement, the terms set forth below have the meanings indicated for the purposes of this Agreement.

“Affiliate” means any Person which controls, is controlled by or is under common control with CP or BNP, as the case may be. The term “control” means the ownership, directly or indirectly, or the power to direct the voting or disposition, of 50 percent or more of the voting stock or equity interests of the subject Person.

“Information” means the information described on Exhibit A.

“Net Sales” means, for any period, the aggregate of the actual gross invoice price of the Products sold by CP or its licensees, less (a) promotional allowances, rebates, quantity and cash discounts, and other usual and customary discounts to customers actually allowed or taken, (b) freight, postage and insurance separately stated on sales invoices, (c) taxes and duties paid, absorbed or allowed which are directly related to the sale and which

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UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

are separately stated on sales invoices, and (d) amounts repaid or credited by reason of rejections or returns of goods. Net Sales shall also include the value of any consideration received by CP and its licensees in connection with a license, such as up-front, milestone or other payments.

“Person” means any natural person, corporation, unincorporated organization, partnership, association, joint stock company, joint venture, limited liability company, trust or government, or any agency or political subdivision of any government, or any other entity.

“Product” or “Products” means any oral product containing nalmefene which is intended for the treatment in humans of either (i) alcohol dependence, or (ii) obsessive-compulsive disorder, eating disorder, pathological gambling, kleptomania, pyromania, intermittent explosive disorder, and trichotillomania, as defined in Section 300.3, 312.31, 312.32, 312.33, 312.34, and 312.39, respectively, of Diagnostic and Statistical Manual of Mental Disorders, Fourth Edition.

“Term” means the period during which this Agreement is in effect.

“Territory” means the entire world, other than Japan and China.

ARTICLE II

Grant of License and Transfer of Information

Section 2.01 License. BNP grants to CP an exclusive license to use the Information to develop, make, use and sell Products in the Territory during the Term. For purposes of clarification, the foregoing license does not limit the ability of BNP to use, or license others to use, the Information to make, use and sell any products other than the Products.

Section 2.02 Sublicense. CP shall have the right to sublicense the license granted in Section 2.01 to any Person. If any such sublicense is granted, CP acknowledges and agrees that: (a) CP shall not be relieved of any of its obligations under this Agreement; (b) any action or omission of a sublicensee that would constitute a breach of this Agreement if such action were taken or omitted by CP shall have the same consequences under this Agreement as if such action or omission was taken or omitted by CP; and (c) no sublicense agreement shall expand or amend CP’s rights or obligations under this Agreement.

Section 2.03 Transfer of Information. Within 60 days after the execution of this Agreement, BNP shall, at its expense, deliver to CP copies of the documents constituting the Information.

2

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UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

ARTICLE III

Payments and Royalties

Section 3.01 Initial Payment. In [REDACTED IN ORIGINAL]

Section 3.02 Additional Payments. [REDACTED IN ORIGINAL] for the license granted in Article II, CP shall pay to BNP $ [REDACTED IN ORIGINAL] duct which receives marketing approval by the United States Food and Drug Administration, other than nalmefene in oral form which is indicated for the treatment of alcohol dependence. Such payment shall be made within 30 days after receipt by CP or its licensee of such approval by wire transfer of immediately available funds to an account designated by BNP.

Section 3.03 Royalty.

(a) Royalty. CP shall pay to BNP a royalty (the “Royalty”) equal to Net Sales.

(b) Calculation of Royalty. For purposes of calculating the Royalty, the following provisions shall apply: (i) a sale of Product shall be deemed to have been made at the time that the sale is invoiced to the purchaser of Product, (ii) the Royalty shall be calculated on the basis of all sales of Product, whether the sales are made for cash or credit, and (iii) in the event that CP or its licensee shall sell any Products directly or indirectly to an Affiliate, and such Affiliate shall thereafter sell Product to an independent third party, only the revenues of the sale of Product by such Affiliate to such independent third party shall be used in the calculation of the Royalty.

(c) Payment of Royalty.

(i) Timing. The Royalty shall be paid by CP to BNP in immediately available funds within 45 days after the end of each calendar quarter (and within 45 days after the termination of this Agreement) for the Royalty due with respect to sales made in the immediately preceding calendar quarter (or any shorter period with respect to the payment made after termination of this Agreement).

3

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REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(ii) Currency. The Royalty shall accrue and be payable in United States dollars. With respect to any sales made in currencies other than United States dollars, the Royalty shall be calculated using the exchange rate quoted in “The Wall Street Journal” on the last day of the applicable calendar quarter, and if the rates is not published in “The Wall Street Journal”, the exchange rate fixed for such date by the appropriate regulatory authority.

(iii) Tax Withholding. CP shall have the right to withhold applicable taxes from any payment under this Agreement. CP shall provide BNP with receipts for such taxes from the appropriate tax authorities, as well as any other documentation required by any foreign jurisdiction for the purposes of obtaining tax credits.

(d) Statement of Account. At each time a payment of the Royalty is due pursuant to Section 3.03(c), CP shall deliver to BNP a written statement of account setting forth in detail the quantity of Products sold by CP and its Affiliates and sublicensees, if any, during the period covered by the statement of account, and a calculation of the Royalty due pursuant to Section 3.03(a). Such statement shall be certified as true and correct by a duly authorized officer of CP.

(e) Records; Inspection of Records. CP shall maintain (and shall cause its licensees to maintain) complete and accurate books and records of account relating to the sale of Products in the Territory, in sufficient detail to permit the accurate calculation of the Royalty. BNP shall have the right during the Term and for a period of three years thereafter, to have a public accountant reasonably acceptable to CP examine the relevant books and records of CP during normal business hours not more than once each calendar year to verify that appropriate accounting and payments have been made by CP under this Agreement. In the event a determination is made that BNP has not been paid the royalties due to it under this Agreement, without prejudice to any other rights which BNP may have, CP shall promptly pay to BNP the excess of the proper amount due over the amount actually paid. The fees and expenses of the accountant performing any verification pursuant to this Section shall be paid by BNP; provided that if a determination is made that the amount paid to BNP with respect to any calendar year was less than 95 percent of the amount properly due to BNP, CP shall promptly reimburse BNP for the costs of such verification. Any accountant which examines the books and records of CP pursuant to this Section shall sign a confidentiality agreement in form and substance reasonably satisfactory to CP, and shall not disclose to BNP any information relating to the business of CP except as necessary to provide to BNP a meaningful statement of account hereunder.

ARTICLE IV

Representations and Warranties

Section 4.01 BNP Representations and Warranties. BNP makes the following representations and warranties to CP:

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UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(a) BNP is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite right, power and authority to execute, deliver and perform this Agreement.

(b) The execution, delivery and performance of this Agreement by BNP have been duly authorized by all requisite corporate action. This Agreement has been duly executed and delivered by BNP, and constitutes the legal, valid and binding obligation of BNP, enforceable in accordance with its terms, except to the extent that its enforcement is limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity.

(c) The execution, delivery and performance of this Agreement by BNP: (1) do not and will not violate or conflict with any provision of law or regulation, or any writ, order, judgment or decree of any court or governmental or regulatory authority, or any provision of BNP’s Charter or Bylaws; and (2) do not and will not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default, cause the acceleration of performance, or require any consent under, or result in the creation of any lien, charge or encumbrance upon any property or assets of BNP pursuant to any material instrument or agreement to which BNP is a party or by which BNP or its properties may be bound or affected.

(d) No consent, approval or authorization of, or registration, qualification or filing with any Regulatory Authority is required to be made by BNP in connection with the execution, delivery or performance by BNP of this Agreement.

(e) BNP is the owner of the Information, free of all liens, claims, encumbrances, royalty obligations or other restrictions of any nature whatsoever.

(f) THE FOREGOING WARRANTIES ARE LIMITED AND ARE IN LIEU OF ANY OTHER WARRANTY. THE INFORMATION IS LICENSED “AS IS”, AND BNP MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, WITH RESPECT TO THE INFORMATION, WHETHER AS TO MERCHANTABILITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE.

Section 4.02 CP Representations and Warranties. CP makes the following representations and warranties to BNP:

(a) CP is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite right, power and authority to execute, deliver and perform this Agreement.

5

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UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(b) The execution, delivery and performance of this Agreement by CP have been duly authorized by all requisite corporate action. This Agreement has been duly executed and delivered by CP, and constitutes the legal, valid and binding obligation of CP, enforceable in accordance with its terms, except to the extent that its enforcement is limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity.

(c) The execution, delivery and performance of this Agreement by CP: (1) do not and will not violate or conflict with any provision of law or regulation, or any writ, order, judgment or decree of any court or governmental or regulatory authority, or any provision of CP’s Charter or Bylaws; and (2) do not and will not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default, cause the acceleration of performance, or require any consent under, or result in the creation of any lien, charge or encumbrance upon any property or assets of CP pursuant to any material instrument or agreement to which CP is a party or by which CP or its properties may be bound or affected.

(d) No consent, approval or authorization of, or registration, qualification or filing with any Regulatory Authority is required to be made by CP in connection with the execution, delivery or performance by CP of this Agreement.

ARTICLE V

Certain Covenants

Section 5.01. Indemnity

(a) Indemnity by CP. CP shall indemnify and hold BNP and its Affiliates and their respective officers, directors and employees harmless from and against any and all liability, damage, loss, cost or expense (including reasonable attorney’s fees and expenses) arising out of or resulting from any third party claims made or suits brought against such parties which arise or result from CP’s development, manufacture, marketing, distribution and sale of any Products. CP shall permit BNP, at its expense, to participate in the defense of any such claim or proceeding, and CP shall not settle any such claim or proceeding without BNP’s prior written consent, which consent shall not be unreasonably withheld.

(b) Indemnity by BNP. BNP shall indemnify and hold CP and its Affiliates and their respective officers, directors and employees harmless from and against any and all liability, damage, loss, cost or expense (including reasonable attorney’s fees and expenses) arising out of or resulting from any third party claims made or suits brought against such parties which arise or result from a breach of BNP’s warranty set forth in Section 4.01(e). BNP shall permit CP, at its expense, to participate

6

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UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

in the defense of any such claim or proceeding, and BNP shall not settle any such claim or proceeding without CP’s prior written consent, which consent shall not be unreasonably withheld.

Section 5.02 Confidentiality. CP acknowledges that the Information constitute valuable, special and unique property of BNP. Accordingly, CP agrees during the Term and for a period of ten years following the Term, to treat the Information as confidential and not to disclose the Information to any third party or to use the Information except as permitted by this Agreement. Notwithstanding the foregoing, CP may disclose all or portions of the Information (a) to responsible persons or organizations who will be entrusted by CP with the evaluation, development, or manufacture of Products, (b) as reasonably required to be disclosed in seeking regulatory approval of Products, (c) as reasonably necessary for purpose of marketing Product, or (d) to sublicensees; provided that disclosures permitted by clauses (a), (c) and (d) may only be made if the persons to whom the information is disclosed agree in writing to the same or stricter confidentiality obligations as those imposed on CP hereunder. Notwithstanding the foregoing, the parties’ obligations under this Section 5.02 shall not extend to any Information: (1) is or becomes generally available to the public other than as a result of a disclosure in violation of this Agreement, (2) was in CP’s possession prior to its receipt from BNP, as evidenced by its written records, or (3) becomes available to CP on a non-confidential basis from a source other than BNP, provided that such source is not bound by a confidentiality agreement with, or other obligation of secrecy to, the owner or another party.

Section 5.03 Unauthorized Use of Information. Each of BNP and CP shall promptly notify the other in writing upon becoming aware of any unauthorized use of the Information in the Territory. BNP shall have the right, but not the obligation, within 90 days after receiving any such notice, to take any action, legal or otherwise, which it deems advisable in order to protect the Information. All money recoveries received in connection with any such action or legal proceeding shall, after payment to BNP of its reasonable out of pocket expenses incurred in the prosecution of the action or legal proceeding (including reasonable attorneys’, accountants’ and other experts’ fees), shall be equitably divided between BNP and CP in proportion to the profits lost by each of them as a result of the unauthorized use of the Information. In the event that BNP does not take any action with respect to any such unauthorized use of the Information within 90 days after receiving notice of thereof, CP may, at its own expense, take any action, legal or otherwise, which it deems advisable in order to protect the Information. All money recoveries received in connection with any such action or legal proceeding by CP shall inure to the sole benefit of CP. BNP and CP shall cooperate with each other in connection with any action contemplated by this Section.

7

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

ARTICLE VI

Term and Termination

Section 6.01 Term of Agreement. The term of this Agreement shall commence as of the date set forth above, and, unless sooner terminated by mutual consent or as provided in Section 6.03, shall continue in effect until the date which is the later of 13 years from the date of this Agreement or the date of expiration of any patent covering a Product. Upon expiration of the Term, CP shall have a paid-up, royalty free right to use the Information in the Territory.

Section 6.02 Events of Default. The following events shall be “Events of Default” under this Agreement:

(a) the failure of CP to make any of the payments required to be made under Article III;

(b) the failure of either party to perform any of the other material covenants, obligations or conditions set forth in this Agreement which are applicable to it;

(c) either BNP or CP shall (1) voluntarily terminate operations or apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator for itself or of all or a substantial part of its assets, (2) admit in writing its inability, or be generally unable, to pay its debts as the debts become due, (3) make a general assignment for the benefit of its creditors, (4) file a petition seeking to take advantage of any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, (5) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under applicable bankruptcy laws, or (6) take any corporate action for the purpose of effecting any of the foregoing; or

(d) either BNP or CP, without its application, approval or consent, shall have commenced against it, in any court of competent jurisdiction, an action seeking its liquidation, reorganization, dissolution, winding-up, or composition or readjustment of its debt, the appointment of a trustee, receiver, liquidator or custodian for it or all or any substantial part of its assets, or other like relief under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, unless such proceeding is contested in good faith, and, if the proceeding is being contested in good faith, the same shall continue undismissed, or unstayed and in effect, for any period of 60 consecutive days, or an order for relief against it shall be entered in any involuntary case under applicable bankruptcy laws.

Section 6.03 Termination. Upon the occurrence of an Event of Default described in Sections 6.02 (a) and (b), the nondefaulting party may give to the defaulting

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REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

party written notice of its intention to terminate this Agreement, and after the expiration of a period of 10 days from the date of such notice in the case of a default under Section 6(a) and after the expiration of a period of 30 days from the date of such notice in the case of a default under Sections 6.02 (b), this Agreement shall terminate without need of any further notice, demand or judicial resolution; provided that, with respect to an Event of Default referred to in Sections 6.02(b), if such Event of Default is capable of being cured within such period, then, upon receipt of such notice the defaulting party shall promptly and with all due diligence cure the default within such period, and if the default is so cured, the Agreement shall not terminate upon the expiration of such period. Upon the occurrence of an Event of Default described in Sections 6.02 (c), and (d), the nondefaulting party may give to the defaulting party written notice of termination, and this Agreement shall automatically terminate upon delivery of such notice, without need of any further notice, demand, or judicial determination.

Section 6.04 Effect of Termination.

(a) The termination of this Agreement for any reason shall be without prejudice to and shall not affect the right of either party to recover from the other any and all damages to which such party may be entitled. Nothing herein contained shall release either party from the payment of any sum which may then be owed to the other party or from any liability or obligation incurred or accrued prior to the termination of this Agreement or which by their terms are expressly intended to survive the termination of this Agreement.

(b) Upon the termination of this Agreement as a result of an Event of Default of CP, (i) all rights of CP under this Agreement shall terminate and revert to BNP, (ii) CP shall discontinue use, direct or indirect, of the Information, (iii) CP shall promptly return to BNP all documents and data of any kind relating to the Information and within the custody or control of CP, (iii) CP shall pay to BNP all payments accrued hereunder prior to the effective date of termination and permit BNP to keep all payments previously received, and (iv) CP shall promptly take such actions, including the execution and delivery of appropriate documents, as BNP shall reasonably request in order to transfer to BNP or its designee, free of charge, all of CP’s right, title and interest in and to any Information.

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REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

ARTICLE XVII

Miscellaneous

Section 7.01 Notice.

(a) All notices, requests, consents and other communications required or permitted under this Agreement shall be in writing and shall be (as elected by the person giving such notice) sent by facsimile (with confirmation received of the recipient’s number) to the numbers set forth below or shall be hand delivered by messenger or courier service, or mailed by registered or certified mail (postage prepaid), return receipt requested, or delivered by overnight delivery service, addressed to:

If to CP:	Oy ContrAl Pharma Limited Tapiola Keskustorni, 6.krs 02100 Espoo Attention: Juha Jouhki Facsimile: [*****]

If to BNP:	Baker Norton Pharmaceuticals, Inc. 4400 Biscayne Boulevard Miami, Florida 33137 Attention: General Counsel Facsimile: [*****]

(b) Each such notice shall be deemed delivered (1) on the date delivered if by personal or overnight delivery, (2) on the date sent by telecopy if so sent, and (3) on the date upon which the return receipt is signed or delivery is refused or the notice is designated by the postal authorities as not deliverable, as the case may be, if mailed.

(c) By giving to the other parties at least 15 days written notice thereof, the parties and their respective successors and permitted assigns shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses.

Section 7.02 Further Assurances. Each party agrees to execute and deliver any and all such other and additional instruments and documents and do any and all such other acts and things as may be necessary or expedient to effectuate more fully this Agreement and to carry out the business contemplated by this Agreement.

Section 7.03 Assignment; Binding Effect. CP shall not assign this Agreement without the written consent of BNP. Subject to the foregoing, this Agreement shall

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be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 7.04 Waiver and Amendment. Any representation, warranty, covenant, term or condition of this Agreement which may legally be waived, may be waived, or the time of performance thereof extended, at any time by the party hereto entitled to the benefit thereof, and any term, condition or covenant (including, without limitation, the period during which any condition is to be satisfied or any obligation performed) may be amended by the parties hereto at any time. Any such waiver, extension or amendment shall be evidenced by an instrument in writing executed by an officer authorized to execute waivers, extensions or amendments. No waiver by any party, whether express or implied, of its rights under any provision of this Agreement shall constitute a waiver of such party’s rights under such provisions at any other time or a waiver of such party’s rights under any other provision of this Agreement. No failure by any party to take any action against any breach of this Agreement or default by another party shall constitute a waiver of the former party’s right to enforce any provision of this Agreement or to take action against such breach or default or any subsequent breach or default by such other party.

Section 7.05 Entire Agreement. This Agreement, including the Exhibits attached hereto, contains every obligation and understanding between the parties relating to the subject hereof and merges all prior discussions, negotiations and agreements, if any, between them, and none of the parties shall be bound by any conditions, definitions, understandings, warranties or representations other than as expressly provided or referred to herein.

Section 7.06 Severability. In the event that any one or more of the provisions contained in this Agreement shall be declared invalid, void or unenforceable, the remainder of the provisions of this Agreement shall remain in full force and effect, and such invalid, void or unenforceable provision shall be interpreted in a manner which accomplishes, to the extent possible, the original purpose of such provision.

Section 7.07 No Third Party Rights. The provisions of this Agreement are for the exclusive benefit of the parties to this Agreement, and no other Person (including without limitation any creditor of any party to this Agreement) shall have any right or claim against any party to this Agreement by reason of those provisions or be entitled to enforce any of those provisions against any party to this Agreement.

Section 7.08 Governing Law. This Agreement has been entered into and shall be construed and enforced in accordance with the laws of the State of Florida without reference to the choice of law principles thereof.

Section 7.09 Jurisdiction; Venue. Any suit, action or proceeding against any party with respect to this Agreement or any judgment entered by any court in respect of this Agreement shall be brought in the courts of the State of Florida in Dade County,

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Florida, or in the U.S. District Court for the Southern District of Florida, and the parties hereto accept the exclusive jurisdiction of those courts for the purpose of any such suit, action or proceeding. In addition, the parties irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, or any judgment entered by any court in respect hereof brought in Dade County, Florida, and further irrevocably waive any claim that any suit, action or proceeding brought in Dade County, Florida was brought in an inconvenient forum.

Section 7.10 Equitable Remedies. Each of the parties acknowledges and agrees that, in the event of a breach or threatened breach of this Agreement by any party or the failure of a party to perform in accordance with the specific terms hereof, the other party hereto will be irreparably damaged and that monetary damages would not provide an adequate remedy. Accordingly, it is agreed that, in addition to any and all other rights which may be available, at law or in equity, the non-breaching party shall be entitled to injunctive relief and/or specifically to enforce the terms and provisions hereof in any court of competent jurisdiction.

Section 7.11 Remedies Cumulative. The rights and remedies given in this Agreement to a nondefaulting party shall be deemed cumulative, and the exercise of one of such remedies shall not operate to bar the exercise of any other rights and remedies reserved to a nondefaulting party under the provisions of this Agreement or given to a nondefaulting party at law or in equity.

Section 7.12 Prevailing Party. If either party commences an action against the other to interpret or enforce any of the terms of this Agreement or as a result of a breach by the other party of any of its terms, the prevailing party shall be entitled to recover from the nonprevailing party reasonable attorneys’ fees, costs and expenses incurred by the prevailing party in connection with such action.

Section 7.13 English Version. In the event that this Agreement is translated into a language other than English, the English version of this Agreement shall control all questions of interpretation with respect thereto.

Section 7.14 Publicity. Neither party shall publicly disclose the subject matter or terms and conditions of this Agreement without the prior written consent of the other party, except to the extent required by law.

12

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

IN WITNESS WHEREOF, the parties have executed this Agreement by their authorized representatives effective as of the date first above written.

BAKER NORTON PHARMACEUTICALS, INC.

By:	/s/
Its:	VICE PRESIDENT

OY CONTROL PHARMA LIMITED

By:	/s/ Kauko Kurkela
Its:	PRESIDENT

Guaranty

ContrAl Clinics Oy, a Finnish corporation (“CC”), represents and warrants to BNP that CP is adequately capitalized and capable of performing its obligations under the foregoing Exclusive License Agreement (the “Agreement”).

CC unconditionally guaranties the obligations of CP under the Agreement, other than the obligations set forth in Sections 3.02 and 3.03.

CC agrees, in its capacity as a shareholder of CP, to take all actions within its power to cause CP to comply with all of the provisions of the Agreement and to refrain from taking any actions which would cause CP to breach any provision of the Agreement.

CONTRAL CLINICS OY

CONTROL CLINICS OY

By:	/s/ Juha Jouhki
Its:	MANAGING DIRECTOR

13

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXHIBIT A

Information

1.	[*****].

2.	[*****].

3.	[*****].

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

ATTACHMENT 1

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

SECTION 1

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

SECTION 2

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

SECTION 3

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

SECTION 5

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

SECTION 6

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

SECTION 8/10

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

SECTION 12

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

ATTACHMENT 2

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

ATTACHMENT 3

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Attachment V

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

IN WITNESS WHEREOF, the parties have executed this First Amendment to Exclusive License Agreement by their authorized representatives effective as of the date first above written.

BAKER NORTON PHARMACEUTICALS, INC.

By:	/s/
Name:
Title:	Vice President

OY CONTRAL PHARMA LIMITED

By:	/s/
Name:
Title:	President, CEO

Consent of Guarantor

ContrAl Clinics Oy, a Finnish corporation (“CC”), consents to the foregoing Amendment No. 1 to Exclusive License Agreement (the “Agreement”) and agrees that its unconditional guaranty of the obligations of CP under said Agreement, including, but not limited to, the obligations set forth in the amended Section 3.01, shall not be released by reason of such amendment but shall remain in effect according to its terms.

CC unconditionally guaranties the obligations of CP under the Agreement as amended, other than the obligations set forth in Sections 3.02 and 3.03.

CONTRAL CLINICS OY

By:	/s/
Name:
Title:	Managing Director

2

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

SECOND AMENDMENT TO

EXCLUSIVE LICENSE AGREEMENT

(Certain Nalmefene Information)

The Exclusive License Agreement dated April 29, 1998, [REDACTED IN ORIGINAL] Research, Inc. (formerly known as Baker Norton Pharmaceuticals, [REDACTED IN ORIGINAL] corporation (“IVAX”) and Biotie Therapies, Corp. a Finnish [REDACTED IN ORIGINAL] (formerly known as Oy Central Phanna Limited) , as amended by that [REDACTED IN ORIGINAL] to Exclusive License Agreement dated February 1, 1999 (the [REDACTED IN ORIGINAL] amended as of July 1st, 2004, as set forth below.

Contral Clinics Oy (“CC”), a Finnish Corporation, has guaranteed the [REDACTED IN ORIGINAL] Biotie under the Agreement. However, CC has merged with Biotie and CC [REDACTED IN ORIGINAL] presently the same legal entity. Due to this, any provisions of the [REDACTED IN ORIGINAL] guarantees given by CC shall be redundant. The capitalized terms used in this Second Amendment have the same meanings as those set forth in the Agreement unless otherwise indicated.

ARTICLE I

Definitions

Section 1.01 Definitions. The definition of “Product” or “Products” in Section 1.01 is revised to read as follows:

“Product” or “Products” means any oral product containing nalmefene which is intended for the treatment in humans of either (i) alcohol dependence, (ii) obsessive-compulsive disorder, eating disorder, pathological gambling, kleptomania, pyromania, intermittent explosive disorder, and trichotillomania, as defined in Section 300.3, 312.31, 312.32, 312.33, 312.34, and 312.39, respectively, of Diagnostic and Statistical Manual of Mental Disorders, Fourth Edition, or (iii) nicotine dependence.

ARTICLE II

Payments and Royalties

A new subsection 3.01 (c) is added, to read as follows:

(c) Payment for Additional Indication. In consideration of the addition of nicotine dependence to the definition of Product or Products pursuant to the Second Amendment to Exclusive License Agreement, Biotie shall pay to IVAX an additional sum [REDACTED IN ORIGINAL] States [REDACTED IN ORIGINAL] within twenty (20) days from the signing of this Second Amendment, which payment shall be made by wire transfer of immediately available funds to an account designated by IVAX. Such payment will be in addition to all other amounts payable or to become payable under this Agreement.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Upon execution of this Second Amendment by the parties heretothis Second Amendment shall be deemed effective and the Agreement shall be amended as set forth above.

IN WITNESS WHEREOF, the parties have executed this Second Amendment to Exclusive License Agreement by their authorized representatives effective as of the date first above written.

IVAX RESEARCH, INC. (formerly known as Baker Norton Pharmaceuticals, Inc.)

By:	/s/
Its:	Vice President

BIOTIE THERAPIES CORP. (formerly known as Oy Contral Pharma Limited.)

By:	/s/
Its:	Kai Lahdesmaki, VP Business Development

2

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

SCHEDULE 1.1.6

List of Patents

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

SCHEDULE 1.1.15

COMPOUND

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

SCHEDULE 1.1.45

MARKETING PLAN AND BUDGET

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

SCHEDULE 1.1.65

Nalmefene Trademarks

[*****]